CONVERTIBLE LOAN AGREEMENT

                               DATED JUNE 12, 1998

                                  BY AND AMONG

                               SIMTEK CORPORATION

                                   AS BORROWER

                                       AND

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                       AND

                    RENAISSANCE US GROWTH & INCOME TRUST, PLC

                                   AS LENDERS

                                       AND

                         RENAISSANCE CAPITAL GROUP, INC.

                            AS AGENT FOR THE LENDERS






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                                                 TABLE OF CONTENTS
                                                                                                                Page
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ARTICLE I - DEFINITION OF TERMS................................................................................   1
         Section 1.01. Definitions.............................................................................   1
         Section 1.02. Other Definition Provisions.............................................................   7

ARTICLE II - LOAN PROVISIONS...................................................................................   7
         Section 2.01. The Loan................................................................................   7
         Section 2.02. Obligations of Lenders..................................................................   8
         Section 2.03. Interest Rate and Interest Payments.....................................................   8
         Section 2.04. Maturity................................................................................   8
         Section 2.05. Mandatory Principal Repayment...........................................................   8
         Section 2.06. Redemption..............................................................................   9
         Section 2.07. Fees and Expenses.......................................................................   9
         Section 2.08. Finder's Fees...........................................................................   9
         Section 2.09. Taxes...................................................................................   9
         Section 2.10. Conversion Rights.......................................................................  10
         Section 2.11. Collateral, Security Agreements.........................................................  10

ARTICLE III - CONDITIONS PRECEDENT.............................................................................  10
         Section 3.01. Document Requirements...................................................................  10
         Section 3.02. Other Conditions........................................................................  12

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BORROWER........................................................  12
         Section 4.01. Organization and Good Standing..........................................................  12
         Section 4.02. Authorization and Power.................................................................  12
         Section 4.03. No Conflicts or Consents................................................................  12
         Section 4.04. Enforceable Obligations.................................................................  13
         Section 4.05. No Liens................................................................................  13
         Section 4.06. Financial Condition.....................................................................  13
         Section 4.07. No Default..............................................................................  13
         Section 4.08. Material Agreements.....................................................................  13
         Section 4.09. No Litigation...........................................................................  14
         Section 4.10. Taxes...................................................................................  14
         Section 4.11. Capitalization..........................................................................  14
         Section 4.12. Use of Proceeds.........................................................................  15
         Section 4.13. Employee Matters........................................................................  15
         Section 4.14. Employee Benefit Plans..................................................................  16
         Section 4.15. Compliance with Laws....................................................................  16
         Section 4.16. Licenses and Permits....................................................................  16
         Section 4.17. Contracts...............................................................................  17
         Section 4.18. Shares Issuable Upon Conversion.........................................................  17
         Section 4.19. Insider.................................................................................  17
         Section 4.20. Subsidiaries............................................................................  17
         Section 4.21. Casualties..............................................................................  18
         Section 4.22. Investment Company Act..................................................................  18
         Section 4.23. Sufficiency of Capital..................................................................  18
         Section 4.24. Corporate Names.........................................................................  18




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


         Section 4.25. Insurance...............................................................................  18
         Section 4.26. Intellectual Property...................................................................  18
         Section 4.27. Real Property...........................................................................  19
         Section 4.28. Environmental...........................................................................  19
         Section 4.29. Survival of Representations and Warranties..............................................  21
         Section 4.30. Full Disclosure.........................................................................  21

ARTICLE V - AFFIRMATIVE COVENANTS OF BORROWER..................................................................  21
         Section 5.01. Financial Statements, Reports and Documents.............................................  21
         Section 5.02. Preparation of Budgets..................................................................  22
         Section 5.03. Payment of Taxes and Other Indebtedness.................................................  23
         Section 5.04. Maintenance of Existence and Rights; Conduct of Business................................  23
         Section 5.05. SEC Filings.............................................................................  23
         Section 5.06. Notice..................................................................................  23
         Section 5.07. Compliance with Loan Documents..........................................................  24
         Section 5.08. Compliance with Material Agreements.....................................................  24
         Section 5.09. Operations and Properties...............................................................  24
         Section 5.10. Books and Records; Access...............................................................  24
         Section 5.11. Compliance with Law.....................................................................  24
         Section 5.12. Insurance...............................................................................  24
         Section 5.13. Authorizations and Approvals............................................................  25
         Section 5.14. ERISA Compliance........................................................................  25
         Section 5.15. Further Assurances......................................................................  25
         Section 5.16. Indemnity by Borrower...................................................................  25
         Section 5.17. Reservation of Shares...................................................................  26
         Section 5.18. Incentive Compensation Plan and Senior Management.......................................  26
         Section 5.19. Retention of Stock Ownership............................................................  27

ARTICLE VI - NEGATIVE COVENANTS OF BORROWER....................................................................  27
         Section 6.01. Limitation on Indebtedness..............................................................  27
         Section 6.02. Limitation on Liens.....................................................................  27
         Section 6.03. Limitation on Investments...............................................................  27
         Section 6.04. Alteration of Material Agreements.......................................................  28
         Section 6.05. Transactions with Affiliates............................................................  28
         Section 6.06. Limitations on Acquisition of Nonrelated Business.......................................  28
         Section 6.07. Limitation on Sale of Properties........................................................  28
         Section 6.08. Fiscal Year and Accounting Method.......................................................  28
         Section 6.09. Liquidation.............................................................................  29
         Section 6.10. Material Amendments to Articles of Incorporation or Bylaws..............................  29
         Section 6.11. Executive Compensation..................................................................  29
         Section 6.12. Restricted Payments.....................................................................  29
         Section 6.13. Consolidation or Merger.................................................................  29

ARTICLE VII - COVENANTS OF MAINTENANCE OF FINANCIAL STANDARDS..................................................  30
         Section 7.01. Financial Ratios........................................................................  30

ARTICLE VIII - EVENTS OF DEFAULT...............................................................................  30
         Section 8.01. Events of Default.......................................................................  30


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         Section 8.02. Remedies Upon Event of Default..........................................................  31
         Section 8.03. Performance by the Lenders..............................................................  32
         Section 8.04. Payment of Expenses Incurred by the Lenders.............................................  32

ARTICLE IX - REGISTRATION RIGHTS...............................................................................  32
         Section 9.01.  "Piggy-Back" Registration..............................................................  32
         Section 9.02.  Shelf Registration.....................................................................  34
         Section 9.03.  Obligations of Borrower................................................................  34
         Section 9.04.  Furnish Information....................................................................  35
         Section 9.05.  Expenses of Registration...............................................................  36
         Section 9.06.  Indemnification Regarding Registration Rights..........................................  36
         Section 9.07.  Reports Under the 1934 Act.............................................................  38
         Section 9.08.  Assignment of Registration Rights......................................................  39
         Section 9.09.  Other Matters..........................................................................  39

ARTICLE X - BOARD OF DIRECTORS.................................................................................  40
         Section 10.01. Board of Directors Representation or Attendance by Observer............................  40
         Section 10.02. Limitation of Authority of Persons Designated as a Director Nominee....................  40
         Section 10.03. Nonliability of the Lenders............................................................  40

ARTICLE XI - AGENCY AND INTER-LENDER PROVISIONS................................................................  41
         Section 11.01. The Lenders' Representations and Warranties to Other Lenders...........................  41
         Section 11.02. Waiver of Loan Provisions or Interest or Principal Payments............................  41
         Section 11.03. Agency.................................................................................  41

ARTICLE XII - MISCELLANEOUS....................................................................................  43
         Section 12.01. Strict Compliance......................................................................  43
         Section 12.02. Waivers and Modifications..............................................................  43
         Section 12.03. Limitation on Liability................................................................  43
         Section 12.04. Choice of Forum; Consent to Service of Process and Jurisdiction........................  43
         Section 12.05. Arbitration............................................................................  44
         Section 12.06. Invalid Provisions.....................................................................  46
         Section 12.07. Maximum Interest Rate..................................................................  46
         Section 12.08. Participations and Assignments of the Debentures.......................................  47
         Section 12.09. Confidentiality........................................................................  47
         Section 12.10. Binding Effect.........................................................................  48
         Section 12.11. No Third Party Beneficiary.............................................................  48
         Section 12.12. Entirety...............................................................................  48
         Section 12.13. Headings...............................................................................  48
         Section 12.14. Survival...............................................................................  48
         Section 12.15. Multiple Counterparts..................................................................  48
         Section 12.16. Knowledge of Borrower..................................................................  49
         Section 12.17. Notices................................................................................  49
         Section 12.18. Governing Law..........................................................................  51

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                                   AGREEMENT



         THIS AGREEMENT, dated as of June 12, 1998, by and among Simtek Corporation, a Colorado corporation, as borrower ("Borrower"), Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation, and Renaissance US Growth & Income Trust, PLC, a public limited company registered in England and Wales, (individually referred to as Renaissance III and Renaissance PLC, respectively, and together with any permitted assignees or successors in interest individually referred to as each or any "Lender" and collectively referred to as the "Lenders"), and Renaissance Capital Group, Inc., a Texas corporation, as agent for the Lenders (the "Agent"). All references herein to Borrower shall include the Subsidiaries, unless the context otherwise requires.


                                   WITNESSETH:

         WHEREAS, Borrower seeks to obtain One Million Five Hundred Thousand Dollars ($1,500,000) from the Lenders through the issuance of Debentures to be used by the Borrower for acquisitions, working capital and general corporate purposes in accordance with Section 2.02 hereof; and

         WHEREAS, Borrower has requested that the Lenders provide such loan as herein provided, and that the Lenders are willing to furnish such to Borrower upon the terms and subject to the conditions and for the considerations hereinafter set forth;

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained and for other valuable consideration, receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                         ARTICLE I - DEFINITION OF TERMS
                         -------------------------------

Section 1.01. Definitions.
-------------------------

         For the purposes of this Agreement, the following terms shall have the respective meanings assigned to them in this Article I or in the section or recital referred to below:

                  "Acquisition Indebtedness" shall mean Indebtedness or mandatorily redeemable preferred stock of Borrower or a Subsidiary incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by Borrower.

                  "Affiliate" with respect to any Person shall mean a person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person.

                  "Capital Expenditure" shall mean an expenditure for assets that is properly classifiable as a capital expenditure in accordance with GAAP.

                  "Capital Lease" shall mean any lease of property, real or personal, which would be properly classifiable as a capital lease in accordance with GAAP.

                  "Common Stock" shall mean Borrower's common stock, $.01 par value.

                  "Conversion " or "Conversion Rights" shall mean exchange of, or the rights to exchange, the Principal Amount of the Loan, or any part thereof, for fully paid and nonassessable Common Stock on the terms and conditions provided in the Debenture.

                  "Current Liabilities" shall mean all liabilities classified in accordance with GAAP as current liabilities.

                  "Current Ratio" shall mean, for any Person as of any date, the ratio of such Person's Consolidated Current Assets to Consolidated Current Liabilities as of such date.

                  "Debentures" shall mean the Debentures executed by Borrower and delivered pursuant to the terms of this Agreement, together with any renewals, extensions or modifications thereof.

                  "Debtor Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors or debtors generally.

                  "Default" or "Event of Default" shall mean any of the events specified in Article VIII.

                  "Dividends," in respect of any corporation, shall mean (i) cash distributions or any other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class, and (ii) any and all funds, cash and other payments made in respect of the redemption, repurchase or acquisition of such stock, unless such stock shall be redeemed or acquired through the exchange of such stock with stock of the same class.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, together with all rules and regulations issued pursuant thereto.

                  "Fixed Charge Coverage Ratio" shall mean for Borrower for the immediately preceding twelve (12)-month period ended on such date, the ratio of
(a) consolidated trailing twelve months free cash flow, to (b) Borrower's total scheduled payments of principal on Indebtedness for the same 12 (twelve)-month period, excluding Indebtedness under Borrower's revolving credit loans and mandatory redemption payments as set forth herein.

                  "GAAP" shall mean United States generally accepted accounting principles applied on a consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or the Financial Accounting Standards Board or their successors, which are applicable in the circumstances as of the date in question. The requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

                  "Governmental Authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over Borrower or a Subsidiary or any of its or their businesses, operations or properties.

                  "Guaranty" of any Person shall mean any contract, agreement or understanding of such Person pursuant to which such Person in effect guarantees the payment of any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, agreements: (i) to purchase such Indebtedness or any property constituting security therefor; (ii) to advance or supply funds primarily for the purpose of assuring the holder of such Indebtedness of the ability of the Primary Obligor to make payment; or (iii) otherwise to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof, except that "Guaranty" shall not include the endorsement by Borrower or a Subsidiary in the ordinary course of business of negotiable instruments or documents for deposit or collection.

                  "Holder" shall mean the owner of Registrable Securities.

                  "Indebtedness" shall mean, with respect to any Person, without duplication, the following indebtedness, obligations and liabilities of such
Person: (i) indebtedness for borrowed money; (ii) all obligations of such Person in respect of any Guaranty; (iii) all obligations of such Person in respect of any Capital Lease, (iv) all obligations, indebtedness and liabilities secured by any lien or any security interest on any property or assets of such Person, but only to the extent so secured; and (v) all preferred stock of such Person which is subject, at the time of calculation of Indebtedness, to a mandatory redemption requirement, valued at the greater of its involuntary redemption price or liquidation preference plus accrued and unpaid dividends, and all extensions, renewals, modifications and amendments thereto.

                  "Investment" in any Person shall mean any investment, whether by means of share purchase, loan, advance, capital contribution or otherwise, in or to such Person, the Guaranty of any Indebtedness of such Person, or the subordination of any claim against such Person to other Indebtedness of such Person; provided however, that "Investment" shall not include (i) any demand deposits in a duly chartered state or national bank or other cash equivalent investments (ii) any loans permitted by Section 6.12, or (iii) any acquisitions of equity in any other Person.

                  "IRS Code" shall mean the Internal Revenue Code of 1986, as amended, together with all rules and regulations issued thereunder.

                  "Lien" shall mean any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under any statute or law, or otherwise.

                  "Loan" shall mean the money lent to Borrower pursuant to this Agreement, along with any accrued, unpaid interest thereon.

                  "Loan   Closing"  or  "Loan   Closing  Date"  shall  mean  the
disbursement of Loan funds.

                  "Loan Documents" shall mean this Agreement, the Debentures and any other agreements or documents required to be executed or delivered by Borrower pursuant to the terms of this Agreement (and any amendments or supplements hereto or modifications hereof).

                  "Lock-Up Agreement" shall mean the "lock-up" agreements to be executed by the executive officers, directors and principal shareholders of Borrower pursuant to Section 5.19 of this Agreement.

                  "Material Adverse Effect" or "Material Adverse Change" shall mean (i) any change, factor or event that shall (a) have a material adverse effect upon the validity or enforceability of any Loan Documents, (b) have a material adverse effect upon the financial condition, results of operations, business, properties, operations or assets of Borrower or its Subsidiaries taken as a whole or (c) have a material adverse effect upon the ability of Borrower to fulfill its obligations under the Loan Documents, or (ii) any event that causes an Event of Default or which, with notice or lapse of time or both, could become an Event of Default.

                  "Obligation" shall mean: (i) all present and future Indebtedness, obligations and liabilities of Borrower to the Lenders arising pursuant to this Agreement, regardless of whether such Indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several; (ii) all present and future Indebtedness, obligations and liabilities of Borrower to the Lenders arising pursuant to or represented by the Debentures and all interest accruing thereon, and reasonable attorneys' fees incurred in the enforcement or collection thereof; (iii) all present and future indebtedness, obligations and liabilities of Borrower and any Subsidiary evidenced by or arising pursuant to any of the Loan Documents; (iv) all costs incurred by the Lenders or Agent, including, but not limited to, reasonable attorneys' fees and legal expenses related to this transaction and (v) all renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof.

                  "Permits" shall have the meaning set forth in Section 4.16.

                  "Permitted Indebtedness" shall mean Indebtedness outstanding as of the date hereof or incurred in compliance with Section 6.01 and the other terms of this Agreement that constitutes (i) Senior Obligations, (ii) obligations under Capital Leases, (iii) letters of credit, (iv) Current
Liabilities, (v) debt associated with Permitted Liens, (vi) any other Subordinated Debt, (vii) Acquisition Indebtedness, (viii) purchase money Indebtedness, (ix) Indebtedness of foreign Subsidiaries, (x) intercompany
Indebtedness,  (xi)  Indebtedness  under this Agreement or the  Debentures,  and
(xii) any refunding, refinancing or extension of any of the above.

                  "Permitted Liens" shall mean: (i) Liens (if any) granted for the benefit of the Lenders; (ii) Liens to secure the Permitted Indebtedness;
(iii)  pledges  or  deposits  made to secure  payment of  worker's  compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs; (iv) Liens imposed by mandatory provisions of law such as for carriers', landlord's, materialmen's, mechanics', warehousemen's, vendors' and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is made within thirty (30) days of the date such Lien arises, or that are being contested in good faith by appropriate proceedings as to which adequate reserves have been established to the extent required by GAAP; (v) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided or if an extension is obtained with respect thereto; (vi) Liens arising from good faith deposits in connection with tenders, leases, bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (vii) encumbrances consisting of zoning restrictions, easements, reservations, licenses, covenants and other minor irregularities of title or other restrictions on the use of real property (whether owned or leased), provided that such items do not materially impair the intended use of such property, and none of which is violated by Borrower's existing structures or land use; (viii) mortgages, financing statements, equipment leases or other encumbrances incurred in connection with the acquisition of property or equipment or the replacement of existing property or equipment, provided that such liens shall be limited to the property or equipment then being acquired;
(ix) Liens which  secure  Senior  Obligations;  and (x) Liens listed in Schedule
4.05.

                  "Person" shall include an individual,  a corporation,  a joint
venture,  a  general  or  limited   partnership,   a  trust,  an  unincorporated
organization or a government or any agency or political subdivision thereof.

                  "Plan" shall mean an employee benefit plan or other plan maintained by Borrower for employees of Borrower and/or any Subsidiaries and covered by Title IV of ERISA, or subject to the minimum funding standards under
Section 412 of the IRS Code.

                  "Principal Amount" shall mean, as of any time, the then aggregate outstanding face amount of the Debentures after any conversions or redemptions and after giving effect to any installment payments received by the Lenders.

                  "Registrable Securities" shall mean (i) the Common Stock issuable upon Conversion of the Debentures, and (ii) any Common Stock issued upon exercise of any warrant, right or other security that is issued with respect to the Common Stock by way of (a) stock dividend; (b) any other distribution with respect to, or in exchange for, or in replacement of Common Stock; (c) stock split; and (d) in connection with a combination of shares, recapitalization, merger, or consolidation excluding in all cases, however, any Common Stock that is not a Restricted Security and any Registrable Securities sold or transferred by a Person in a transaction in which the rights under this Agreement are not assigned.

                  "Registrable Securities Then Outstanding" shall mean an amount equal to the number of Registrable Securities outstanding which have been issued pursuant to the Conversion of the Debentures.

                  "Renaissance III" shall mean Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation.

                  "Renaissance PLC" shall mean Renaissance US Growth & Income Trust PLC, a public limited company registered in England and Wales.

                  "Renaissance Group" shall mean Renaissance Capital Group, Inc., a Texas corporation.

                  "Restricted  Security" shall mean a security that has not been
(i) registered under the 1933 Act or (ii) distributed to the public pursuant to Rule 144 (or any similar provisions that are in force) under the 1933 Act.

                  "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the 1933 Act and the 1934 Act.

                  "1933 Act" shall refer to the Securities Act of 1933, as amended, or any similar federal statute and rules and regulations promulgated thereunder, all as the same may be in effect from time to time.

                  "1934 Act" shall refer to the Securities Exchange Act of 1934, as amended, or any similar federal statute and rules and regulations promulgated thereunder, all as the same may be in effect from time to time.

                  "1940 Act" shall refer to the Investment Company Act of 1940, as amended, or any similar federal statute and rules and regulations promulgated thereunder, all as the same may be in effect from time to time.

                  "Senior Documents" means all loan documents evidencing the Senior Obligations, as each may now or hereafter be amended, modified, supplemented, renewed or extended from time to time.

                  "Senior Obligations" means one or more senior debt facilities (including loans and other extensions of credit under the Senior Documents) or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, capital expenditure loans, receivables financings (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, as now existing or hereafter incurred, and in each case, as amended, restated, modified, renewed or extended from time to time.

                  "Solvent" shall mean, with respect to any Person on a particular date, that on such date: (i) the fair value of the assets of such Person is greater than the total amount of liabilities of such Person; (ii) the estimated present fair salable value, in the ordinary course of business, of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Subordinated Debt" shall mean any indebtedness of Borrower or any Subsidiaries, now existing or hereafter incurred, which indebtedness is, by its terms, junior in right of repayment to the payment of the Debentures.

                  "Subsidiary" or "Subsidiaries" shall mean any or all corporations or entities whether now existing or hereafter acquired of which over fifty percent (50%) the Voting Shares or equity interests are owned, directly or indirectly, by Borrower.

                  "Total Capitalization" shall mean for any Person, total Indebtedness plus shareholders' equity as defined in accordance with GAAP.

                  "Voting Shares" of any corporation shall mean shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the board of directors (or other governing bodies) of such corporation, other than shares having such power only by reason of the happening of a contingency.

         Section 1.02. Other Definition Provisions.
         -----------------------------------------

         (a) All terms defined in this Agreement shall have the above-defined meanings when used in the Debentures or any other Loan Documents, certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall otherwise require.

         (b) Defined terms used herein in the singular shall import the plural and vice versa.

         (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (d) References to financial statements and reports shall be deemed to be a reference to such statements and reports prepared in accordance with GAAP.

         (e) Accounting terms not specifically defined above in this Agreement shall be construed in accordance with GAAP.


                          ARTICLE II - LOAN PROVISIONS
                          ----------------------------
Section 2.01. The Loan.
----------------------

         (a) Subject to the terms and conditions of this Agreement, and the compliance with such terms and conditions by all parties, at the Loan Closing each Lender agrees to lend to Borrower, and Borrower agrees to borrow from the Lenders, the aggregate sum of One Million Five Hundred Thousand Dollars ($1,500,000) as follows:

                  Renaissance Capital Growth & Income III, Inc.        $750,000

                  Renaissance US Growth & Income Trust, PLC            $750,000

         (b) The Loan shall be evidenced by the Debentures. The Debentures shall rank pari passu with all Indebtedness of Borrower, other than the Senior Obligations and the Subordinated Debt.

         (c) The proceeds of the Loan shall be used by the Borrower for acquisitions, corporate and working capital purposes.

         (d) Unless otherwise mutually agreed, the Loan Closing shall be at the offices of Renaissance Capital Group, Inc., 8080 North Central Expressway, Suite 210, Dallas, Texas.

Section 2.02. Obligations of Lenders.
------------------------------------

         If, within ten (10) days of the date of this Agreement, (i) Borrower has failed to comply with the conditions precedent to the First Disbursement as specified herein (unless compliance with such conditions in whole or in part has been waived or modified by the Lenders in their sole discretion) or (ii) the First Disbursement has not occurred (unless the date of such First Disbursement has been mutually extended), other than as a result of any failure of Lenders to comply with the terms of this Agreement, then, in either such case, the obligations of the Lenders under this Agreement shall terminate; provided, however, that Borrower shall be obligated for payment of the fees and expenses provided in Section 2.07 due and payable as of such date of termination.


Section 2.03. Interest Rate and Interest Payments.
-------------------------------------------------

         Interest on the Principal Amount outstanding from time to time shall accrue at the rate of nine percent (9.00%) per annum, with the first installment of accrued, unpaid interest being due and payable on July 1, 1998 and subsequent payments of accrued, unpaid interest being due and payable on the first (1st) day of each month thereafter. Overdue principal and interest on the Debentures shall bear interest at the maximum rate permitted by applicable law. Interest on the Principal Amount of each Debenture shall be calculated, from time to time, on the basis of the actual days elapsed in a year consisting of three hundred sixty-five (365) days.


Section 2.04. Maturity.
----------------------

         If not sooner redeemed or converted, the Debentures shall mature on June 12, 2005, at which time all the remaining unpaid principal, interest and any other charges then due under this Agreement shall be due and payable in full. The Debentures shall be prepaid pro rata with any prepayments of Indebtedness (other than Senior Obligations) which is pari passu with or subordinated to the Debentures.

Section 2.05. Mandatory Principal Repayment.
-------------------------------------------

         The Debentures shall be subject to mandatory principal repayment as provided in the Debentures.

Section 2.06. Redemption.
------------------------

         The Debentures shall be subject to redemption as provided in the Debentures.

Section 2.07. Fees and Expenses.
-------------------------------

         (a)      Upon Loan Closing:

                  (i) Borrower shall pay to Agent a Loan Closing fee of one percent (1.0%) of the Loan.

                  (ii) Borrower shall pay all unpaid fees and expenses required to be paid by Borrower on or before the Loan Closing under the Preliminary Outline of Terms dated April 2, 1998 among the parties, including the fees and expenses of Lender's legal counsel.

         (b) Borrower shall also pay to the Agent monthly a monitoring fee of $1,000 per month for consulting and monitoring services, and Borrower shall reimburse Agent for its reasonable travel and out-of-pocket expenses in monitoring Borrower's compliance with this Agreement.

Section 2.08. Finder's Fees.
---------------------------

         Borrower  represents  to the  Lenders  that,  except  as set  forth  in
Schedule 2.08, no placement fees, commissions, brokerage or finder's fees were incurred by Borrower in connection with this Agreement or the Debentures. Borrower shall be responsible for the payment of all such placement fees, commissions, brokerage or finder's fees.

Section 2.09. Taxes.
-------------------

         (a) Each Debenture shall be convertible into shares of Common Stock and on such terms as are stated in the Debentures. Such conversion shall be made without deduction for any present or future taxes, duties, charges or withholdings, (excluding, in the case of the Lenders, any foreign taxes, any federal, state or local income taxes and any franchise taxes or taxes imposed upon them by the jurisdiction, or any political subdivision thereof, under which the Lenders are organized or are qualified to do business), and all liabilities with respect thereto (herein "Taxes") shall be paid by Borrower. If Borrower shall be required by law to deduct any Taxes for which Borrower is responsible under the preceding sentence from any sum payable hereunder to the Lenders: (i) the sum payable shall be increased so that after making all required deductions, the Lenders shall receive an amount equal to the sum it would have received had no such deductions been made; (ii) Borrower shall make such deductions; and
(iii) Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law. Borrower shall be entitled to any refunds or returns from any such taxing authority.

         (b) Except as otherwise set forth in this Agreement or the other Loan Documents, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Loan Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the other Loan Documents (hereinafter referred to as "Other Taxes").

         (c) Borrower shall indemnify the Lenders for the full amount of Taxes and Other Taxes reasonably paid by the Lenders or any liability (including any penalties or interest assessed because of Borrower's defaults) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date the Lenders make written demand therefor. The Lenders shall subrogate any and all rights and claims relating to such Taxes and Other Taxes to Borrower upon payment of said indemnification.

         (d) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower in this Section
2.09 shall survive the payment in full of the Obligation.

         (e) Borrower shall have no liability or obligation with respect to taxes on income recognized by the Lenders with respect to the Debentures.

Section 2.10. Conversion Rights.
-------------------------------

         Each Debenture shall be convertible into shares of Common Stock on such terms and in such amounts as are stated in the Debenture. The holders of the shares issued upon exercise of the right of conversion as provided in said Debenture shall be entitled to all the rights of the Lenders as stated in this Agreement or the other Loan Documents, to the extent such rights are specifically stated to survive the surrender of the Debenture for conversion as therein provided.

Section 2.11. Collateral, Security Agreements.
---------------------------------------------

         The due and prompt performance of the obligations of Borrower to the Lenders under the Loan Agreement and the Debentures shall be secured by all tangible and intangible assets of Borrower shall be evidenced by a Security Agreement executed by and between the Lenders and the Borrower. Financing statements shall be executed in favor of the Lenders by Borrower. There shall be no prior security interests on any such assets, except for the security interests set forth on Schedule 4.05.

                       ARTICLE III - CONDITIONS PRECEDENT
                       ----------------------------------

Section 3.01. Document Requirements.
-----------------------------------

         The obligation of the Lenders to advance funds at the Loan Closing is subject to the condition precedent that, on or before the date of such advance, the Lenders shall have received the following:

         (a) DEBENTURES. Duly executed Debentures from Borrower in the Principal Amounts of each disbursement as requested by the Lenders, styled "Compass Bank

FBO Renaissance Capital Growth and Income Fund III, Inc.," and "Compass Bank FBO Renaissance U.S. Growth and Income Trust PLC," which shall be in form and substance acceptable to the Lenders and their counsel.

         (b) BORROWER'S SECURITY AGREEMENT. Duly executed Security Agreement and UCC-1 financing statements from Borrower, which shall be in form and substance acceptable to the Lenders and their counsel.

         (c) OFFICER'S CERTIFICATE. True and correct certificate signed by a duly authorized officer of Borrower and dated as of the Loan Closing Date stating that, to the best knowledge and belief of such officer, after reasonable and due investigation and review of matters pertinent to the subject matter of such certificate: (i) all of the representations and warranties contained in
Article IV hereof and the other Loan Documents are true and correct in all material respects as of the Loan Closing Date; and (ii) no event has occurred and is continuing, or would result from the Loan, which constitutes, or with notice or lapse of time or both would constitute, a Default or an Event of Default.

         (d) SECRETARY'S CERTIFICATE. Signed certificate of the Secretary of Borrower which shall certify (i) a copy of the Articles of Incorporation of Borrower and all amendments thereto, certified by the Secretary of State of the state of incorporation and dated within ten (10) days prior to the Loan Closing;
(ii) a copy of the Bylaws of Borrower and all amendments thereto certified by the Secretary of Borrower as of the date of such certification; (iii) copies of resolutions, as adopted by Borrower's Board of Directors, approving the execution, delivery and performance, as applicable, of this Agreement, the Debentures and the other Loan Documents, including the transactions contemplated herein, stating that such resolutions have been duly adopted, are true and correct, have not been altered or repealed and are in full force and effect;
(iv) certificates of good standing (or other similar instrument) for Borrower issued by the appropriate official of the state of incorporation of Borrower and certificates of qualification and good standing for Borrower issued by the appropriate official of each of the states for which Borrower is required to be qualified to do business as a foreign corporation, dated within ten (10) days prior to Loan Closing; and (v) the names of the officers of Borrower authorized to sign the Loan Documents to be executed by such officer, together with the true signatures of each of such officers. It is herewith stipulated and agreed that the Lenders may thereafter rely conclusively on the validity of this certificate as a representation of the officers of Borrower duly authorized to act with respect to the Loan Documents until such time as the Lenders shall receive a further certificate of the Secretary or Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of the officers thereupon authorized in such further certificate.

         (e) LEGAL OPINION. Legal opinion from counsel to Borrower, in form and substance satisfactory to the Lenders and their counsel.

         (f) "LOCK-UP" AGREEMENT. "Lock-Up" Agreements, pursuant to Section 5.19(b) of this Agreement, in form and substance satisfactory to the Lenders and their counsel.

         (g) OTHER DOCUMENTS. Such other information, documents and agreements as may reasonably be required by the Lenders and the Lenders' counsel to substantiate Borrower's compliance with the requirements of this Agreement and the Lenders' compliance with the 1940 Act.

Section 3.02. Other Conditions.
------------------------------

         The obligation of the Lenders to advance funds at the Loan Closing Date hereof is subject to the satisfaction, on or before the date of such advance, of the following conditions:

         (a) The Borrower shall have executed and delivered a three (3)-year employment agreement with Douglas M. Mitchell as President and Chief Executive Officer of the Borrower acceptable to the Lenders; and

         (b) Borrower shall have granted to Douglas M. Mitchell additional stock options in such amounts and on such terms and conditions acceptable to the Lenders.

             ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BORROWER

         All references in this Article to Borrower shall include the Subsidiaries, if any, unless the context otherwise requires. To induce the Lenders to make the Loan hereunder, Borrower represents and warrants to the Lenders that:

Section 4.01. Organization and Good Standing.
--------------------------------------------

         Borrower is duly organized and existing in good standing under the laws of the state of its incorporation, is duly qualified as a foreign corporation and in good standing in all states in which failure to qualify would have a Material Adverse Effect, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is qualified in those states wherein it currently proposes to transact material business operations in the future if the failure to so qualify would have a Material Adverse Effect.

Section 4.02. Authorization and Power.
-------------------------------------

         Borrower has the corporate power and requisite authority to execute, deliver and perform the Loan Documents to be executed by Borrower. Borrower has duly authorized and has taken all corporate action necessary to authorize, execute, deliver and perform the Loan Documents executed by Borrower. Borrower is and will continue to be duly authorized to perform the Loan Documents executed by Borrower.

Section 4.03. No Conflicts or Consents.
--------------------------------------

         Except as disclosed on Schedule 4.03, neither the execution and delivery of the Loan Documents, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene or materially conflict with any judgment, license, order or permit applicable to Borrower, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which Borrower is a party or by which Borrower is bound, or to which Borrower is subject, or violate any provision of the charter or bylaws of Borrower or trigger any preemptive rights or rights of first refusal of any third party. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of the Loan Documents or to consummate the transactions contemplated hereby or thereby except those that have been obtained.

Section 4.04. Enforceable Obligations.
-------------------------------------

         The Loan Documents have been duly executed and delivered by Borrower and are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

Section 4.05. No Liens.
----------------------

         Except for Permitted Liens, all of the properties and assets owned or leased by Borrower are free and clear of all Liens and other adverse claims of any nature, and Borrower has good and marketable title to such properties and assets. A true and complete list of all known or recorded liens for borrowed money is disclosed on Schedule 4.05.

Section 4.06. Financial Condition.
---------------------------------

         Borrower has delivered to the Lenders the balance sheet of Borrower as of December 31, 1997, and the related statement of income, stockholders' equity and statement of cash flow for the year then ended, audited by its independent certified public accountant and unaudited financial statements as of March 31, 1998 and for the quarter then ended. Such financial statements fairly present the financial condition of Borrower as of such dates and have been prepared in accordance with GAAP (except that unaudited financial statements omit certain footnotes); and as of the date hereof, there are no obligations, liabilities or Indebtedness (including contingent and indirect liabilities and obligations) of Borrower which are (separately or in the aggregate) material and are not reflected in such financial statements or otherwise disclosed herein or in the Schedules. Since the date of the above-referenced year end financial statements and quarterly financial statements, there have not been, except as disclosed in
Schedule 4.06: (i) any Material Adverse Change; (ii) any Dividend declared or paid or distribution made on the capital stock of Borrower or any capital stock thereof redeemed or repurchased; (iii) any incurrence of long-term debt by Borrower; (iv) any salary, bonus or compensation increases to any officers, key employees or agents of Borrower, other than in the ordinary course of business and consistent with past practice; or (v) any other material transaction entered into by Borrower, except in the ordinary course of business and consistent with past practice.

Section 4.07. No Default.
------------------------

         No event has occurred and is continuing which constitutes, or with notice or lapse of time or both, would constitute, a Default or an Event of Default under this Agreement.

Section 4.08. Material Agreements.
---------------------------------

         To the best of Borrower's knowledge, neither Borrower nor any Subsidiary nor any other party is in default, and no event has occurred and is continuing which, with notice or lapse of time or both, would constitute a default, under any contract, lease, loan agreement, indenture, mortgage, security agreement, license agreement or other agreement or obligation to which it is a party or by which any of its properties is subject, except as described on Schedule 4.08. To the best knowledge of Borrower, it is not a party to, or bound by, any contract or agreement, the faithful performance of which is so onerous so as to create or to likely create a Material Adverse Effect on the business, operations or financial condition of Borrower.

Section 4.09. No Litigation.
---------------------------

         Except as disclosed on Schedule 4.09, there are no actions, suits, investigations, arbitrations or administrative proceedings pending or, to the best knowledge of Borrower, threatened, against Borrower, and there has been no change in the status of any of the actions, suits, investigations, litigation or proceedings disclosed to the Lenders which could reasonably be expected have a Material Adverse Effect on Borrower or on any transactions contemplated by any Loan Document. Borrower has not received any claim that Borrower currently violates any federal, state or local law, ordinance, rule or regulation, which could have an adverse effect on its business and, to the best of Borrower's knowledge, no such claim is or has been threatened; and, except as disclosed on
Schedule 4.09, there have been no developments adverse to Borrower with respect to any pending or threatened claim, action or proceeding of an administrative or judicial nature.

Section 4.10. Taxes.
-------------------

         All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises now due have been paid, in each case, except where the same are being contested in good faith by appropriate proceedings, as disclosed on
Schedule 4.10.

         Except as disclosed on Schedule 4.10, Borrower has not received any notice of deficiency or other adjustment from any taxing authority that is unresolved as of the Loan Closing. No audit or examination, claim or proposed assessment by any taxing authority is pending or, to the best knowledge of Borrower, threatened against Borrower or any of its properties. To the best knowledge of Borrower, all ad valorem and other property taxes imposed on Borrower, or that may become a lien on Borrower's assets and that are due and payable, have been paid in full. Borrower has withheld or collected from each payment made to each of its U.S. employees the amount of all taxes (including federal income taxes, Federal Insurance Contributions Act ("FICA") taxes, and state and local income, payroll, and wage taxes, among others) required to be withheld or collected.

Section 4.11. Capitalization.
----------------------------

         The authorized capital stock of Borrower consists of 80,000,000 shares of Common Stock, $.01 par value, of which 28,745,226 shares of Common Stock are issued and outstanding as of May 31, 1998. All of such outstanding shares have been duly authorized and validly issued are fully paid and nonassessable, and were not issued in violation of the preemptive rights or rights of first refusal of any person. Schedule 4.11 sets forth all stock options, warrants, conversion rights, subscription rights, preemptive rights, rights of first refusal and other rights or agreements to acquire securities of Borrower and any shares held in treasury or reserved for issue upon exercise of such stock options, warrants or conversion rights, subscription rights and other rights or agreements to acquire securities, including the date of termination of such rights and the consideration therefor. As of the Loan Closing Date, Borrower does not have class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain credit to or for a customer pursuant to rules or regulation adopted by the Board of Governors of the Federal Reserve System under Section 7 of the 1934 Act. Borrower has, and will continue to have as long as the Debentures remain outstanding, authorized and reserved an adequate number of shares of Common Stock to permit Conversion of the Debentures.

Section 4.12. Use of Proceeds.
-----------------------------

         Borrower  intends to use proceeds from the Loan as disclosed in Section
2.01 hereof.

Section 4.13. Employee Matters.
------------------------------

         (a) Except as set forth on Schedule 4.13, Borrower is not a party to any collective bargaining agreement and is not aware of any activities of any labor union that is currently seeking to represent or organize its employees;

         (b) To the best knowledge of Borrower, Borrower is in compliance with all federal, state and municipal laws respecting employment and employment practices, occupational health and safety, and wages and hours, and is not engaged in any unfair labor practice, and there are no arrears in the payment of wages or social security taxes;

         (c) there is no unfair labor practice complaint against Borrower pending before the National Labor Relations Board or any state or local agency;

         (d) to the best knowledge of Borrower, there is no pending labor strike
or  other  material  labor  trouble  affecting  Borrower   (including,   without
limitation, any organizational drive);

         (e) to the best knowledge of Borrower, there is no material labor grievance pending against Borrower;

         (f)  there  is  no  pending  representation   question  respecting  the
employees of Borrower before any local, state or federal agency;

         (g) except as set forth on Schedule 4.13, there are no pending proceedings arising out of or under any collective bargaining agreement to which Borrower is a party, or to the best knowledge of Borrower, any basis for which a claim may be made under any collective bargaining agreement to which Borrower is a party; and

         (h) there are no pending proceedings arising out of any employment discrimination claim or any basis for which any such claim may be made.

Section 4.14. Employee Benefit Plans.
------------------------------------

         Schedule 4.14 lists (i) all "employee benefit plans" as described in the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA") (other than a defined contribution pension plan not requiring any contribution by Borrower, paid time-off policy or vacation/holiday/sick leave policy, and employee group life and health plans that are fully funded through commercial insurance) and (ii) all defined benefit "employee pension benefit plans" (as defined in ERISA). Neither Borrower nor, to the best knowledge of Borrower, any other person has engaged in a transaction with respect to any employee benefit plan listed or required to be listed on Schedule 4.14 which could subject any such plan, Borrower or the Lenders to a penalty under ERISA or a tax under the Internal Revenue Code of 1986, as amended (the "Code"), except for those transactions which could not reasonably be expected to have a Material Adverse Effect. Each of the employee benefit plans listed or required to be listed on Schedule 4.14 has been operated and administered in accordance with applicable law, including without limitation ERISA, except for any such failure which would not subject Borrower or the Lenders to any penalty or other liability and except for any such failure which would not have an adverse effect upon the applicable plan or any participant therein. Borrower has not incurred nor presently expects to incur any liability under Title IV of ERISA that could result in liability to the Lenders or Borrower. Each employee benefit plan listed or required to be listed on Schedule 4.14 that is a group health plan within the meaning of
Section 5000(b)(1) of the Code is in compliance with the provisions of Section 4980B(f) of the Code, except for any such non-compliance which would not subject Borrower or the Lenders to any penalty or liability and except for any such failure which would not have an adverse effect upon the applicable plan or any participant therein. There is not any pending or, to the best knowledge of Borrower, threatened claim by or on behalf of any employee benefit plan, by any employee covered under any such plan, or otherwise involving any employee benefit plan (other than routine non-contested claims for benefits).

Section 4.15. Compliance with Laws.
----------------------------------

         Each of Borrower and the Subsidiaries has all requisite licenses, permits and certificates, including environmental, health and safety permits, from federal, state and local authorities necessary to conduct its business and own and operate its assets (collectively, the "Permits"). Except as set forth on
Schedule 4.15, neither Borrower nor any Subsidiary is in violation of any law, regulation or ordinance relating to its business, operations and properties, which individually or in the aggregate could have a Material Adverse Effect, and the business and operations of Borrower or any Subsidiary do not violate, in any material respect, any federal, state, local or foreign laws, regulations or orders. Except as set forth on Schedule 4.15, Borrower and the Subsidiaries have not received any notice or communication from any federal, state or local governmental or regulatory authority or otherwise of any such violation or noncompliance. To the best of their knowledge, Borrower and the Subsidiaries have not engaged in any practices in violation of any antitrust law or regulation of any federal, state or local Governmental Authority.

Section 4.16. Licenses and Permits.
----------------------------------

         Borrower and the Subsidiaries have all licenses and permits relating to the operation of their respective businesses as are necessary and required for such ownership and operation, all of which are in good standing and, except as expressly set forth on Schedule 4.16, are not subject to renewal within less than one (1) year.

Section 4.17. Contracts.
-----------------------

         Schedule 4.17 lists all contracts to which Borrower or the Subsidiaries are a party involving obligations in respect of the business for payment, performance of services or delivery of goods in excess of $10,000 or which require Borrower to continue to perform for a period of longer than twelve (12) months (the "Scheduled Contracts"). Borrower has delivered to the Lenders true and correct copies of all the Scheduled Contracts. All of such Scheduled Contracts are valid and binding obligations of Borrower or the Subsidiaries, are in full force and effect and are enforceable against the parties thereto in accordance with their respective terms. Borrower or the Subsidiaries have not received any notice that the other parties to the Scheduled Contracts are (i) in default under such Scheduled Contracts or (ii) consider Borrower to be in default thereunder. Except as expressly noted in Schedule 4.17, to the best knowledge of Borrower or the Subsidiaries, no party to any of the Scheduled Contracts intends to terminate or adversely modify its agreement(s) with respect thereto or adversely change the volume of business done thereunder.

Section 4.18. Shares Issuable Upon Conversion.
---------------------------------------------

         The shares of Common Stock of Borrower when issued to the Lenders upon conversion of the Debentures will be duly and validly issued, fully paid and nonassessable and in compliance with all applicable securities laws. Such issuance will not give rise to preemptive rights, rights of first refusal or similar rights by any other security holder of Borrower.

Section 4.19. Insider.
---------------------

         (a) Neither Borrower nor any Person having "control" (as that term is defined in the 1940 Act or in the regulations promulgated pursuant thereto) of Borrower is an "executive officer," "director," or "principal shareholder" (as those terms are defined in the 1940 Act) of any Lender.

         (b) All agreements between Borrower and any of its officers, directors, and principal shareholders, including employment agreements, are listed on
Schedule 4.19.

Section 4.20. Subsidiaries.
--------------------------

         Except as disclosed on Schedule 4.20, Borrower does not own any capital stock, equity, or other interest in, or long-term debt of, any Person, or any right or option to acquire any such interest in any such Person.

Section 4.21. Casualties.
------------------------

         Except as disclosed on Schedule 4.21, neither the business nor the properties of Borrower is currently affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance) or, to the best knowledge of Borrower, any environmental hazard.

Section 4.22. Investment Company Act.
------------------------------------

         Borrower is not an "investment company," as defined in Section 3 of the 1940 Act, nor a company that would be an investment company, except for the exclusions from the definition of an investment company in Section 3(C) of the 1940 Act, and Borrower is not controlled by such a company.

Section 4.23. Sufficiency of Capital.
------------------------------------

         Borrower is, and after consummation of this Agreement and giving effect to all Indebtedness incurred and transactions contemplated in connection herewith will be, solvent.

Section 4.24. Corporate Names.
-----------------------------

         Borrower has not, during the preceding five (5) years, done business under or used any assumed, fictitious or trade names.

Section 4.25. Insurance.
-----------------------

         All of the insurable properties of Borrower are insured for its benefit under valid and enforceable policies issued by insurers of recognized responsibility in amounts and against such risks and losses as is customary in Borrower's industry. Schedule 4.25 sets forth all of Borrower's property insurance policies.

Section 4.26. Intellectual Property.
-----------------------------------

         Borrower owns or is licensed to use all material trademarks, service marks, trade names, patents and copyrights presently used to conduct its business. Borrower has the right to use such intellectual property rights without infringing or violating the rights of any third parties. No claim has been asserted by any person to the ownership of or right to use any such rights or challenging or questioning the validity or effectiveness of any such license or agreement. Borrower is not in default of any such license agreements in any material respect, and no event has occurred and is continuing which, with notice or lapse of time or both, would constitute a material default. Each license agreement is enforceable in accordance with its terms and has not been canceled, abandoned or terminated, nor has Borrower received notice thereof. There are no claims for trademark or copyright infringement pending or threatened against Borrower or the Subsidiaries or their respective officers or directors. Neither Borrower nor any Subsidiary is currently using copyrightable material for which Borrower or any Subsidiary needs, but does not have, a license to conduct its existing business. To the best knowledge of Borrower, neither Borrower nor any Subsidiary is currently using any trademarks for which Borrower or any

Subsidiary needs, but does not have, a valid character or trademark license to conduct its existing business.

Section 4.27. Real Property.
---------------------------

         (a) Set forth on Schedule 4.27 is a list of the addresses of each parcel of real property leased to Borrower, as indicated on the Schedule. Borrower owns no real property.

         (b) Borrower has delivered to the Lenders true and correct copies of all of its leases or subleases and all related amendments, supplements and modifications and related documents (the "Scheduled Lease Documents"), which require payments or contingent payments by Borrower of any of the Subsidiaries subsequent to the date hereof in excess of $5,000. There are no other agreements, written or oral, between Borrower and any third parties claiming an interest in Borrower's interest in the Scheduled Leases or otherwise relating to Borrower's use and occupancy of any leased real property. All such leases are valid and binding obligations of the parties thereto, are in full force and effect and enforceable against the parties thereto in accordance with their terms; and no event has occurred including, but not limited to, the executed, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby which (whether with or without notice, lapse of time or both) would constitute a default thereunder. No property leased under any lease which the Lenders have agreed to assume is subject to any lien, encumbrance, easement, right-of-way, building or use restriction, exception, variance, reservation or limitation as might in any respect interfere with or impair the present and continued use thereof in the usual and normal conduct of Borrower's business.

Section 4.28. Environmental.
---------------------------

         (a) Borrower is currently in compliance with all Environmental Laws (as defined below) which compliance includes, but is not limited to, the possession by Borrower of all permits and other governmental authorization required under applicable Environmental Laws, and compliance in all material respects with the terms and conditions thereof, except in any case where the failure to be in compliance would not have a Material Adverse Effect.

         (b) Except as set forth on Schedule 4.28, Borrower has not stored, disposed of or arranged for disposal of any Materials of Environmental Concern (as defined below) on any of the real property, except in compliance with applicable Environmental Laws.

         (c) Borrower has not received any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that Borrower is not in full compliance with Environmental Laws, and there are no circumstances that may prevent or interfere with such full compliance in the future. There is no Environmental Claim (as defined below) pending or, to Borrower's best knowledge, threatened against, or which has been made known to, Borrower.

         (d) Except as set forth on Schedule 4.28, during the period the facilities have been held by Borrower, its affiliates or, to Borrower's best knowledge, its predecessors in interest, there have been no actions, activities, circumstances, conditions, events or incidents, including, without limitation, the generation, handling, transportation, treatment, storage, release, emission, discharge, presence or disposal of any Hazardous Substance (as defined below), that could form the basis of any Environmental Claim against Borrower under any Environmental Law in effect at, or at any time prior to, the Loan Closing.

         (e) Without in any way limiting the generality of the foregoing, (i) there are no underground storage tanks located on the property owned or leased by Borrower or the Subsidiaries, (ii) there is no asbestos contained in or forming part of any building, building component, structure or office space owned or leased by Borrower or the Subsidiaries, and (iii) no polychlorinated biphenyls ("PCBs") are used or stored at any property owned or leased by Borrower or the Subsidiaries.

         The following terms shall have the following meanings:

                  "Environmental Claim" means any claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, or release into the environment, of any Hazardous Substances at any location, whether or not owned or operated by Borrower or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

                  "Environmental Laws" means the federal, state and local environmental, health or safety laws, regulations, ordinances, rules and policies and common law in effect on the date hereof and the Loan Closing Date relating to the use, refinement, handling, treatment, removal, storage, production, manufacture, transportation or disposal, emissions, discharges, releases or threatened releases of materials of environmental concern, or otherwise relating to protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), as the same may be amended or modified to the date hereof and the Loan Closing Date, including, without limitation, the statutes listed below:

                    Federal Resources Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901, et seq.

                    Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601, et seq.

                    Federal Clean Air Act, 42 U.S.C. ss. 7401, et seq.

                    Federal Water Pollution Control Act, Federal Clean Water Act of 1977, 33 U.S.C. ss. 1251, et seq.

                    Federal Insecticide, Fungicide and Rodenticide Act, Federal Pesticide Act of 1978, 7 U.S.C. ss. 136, et seq.

                    Federal Hazardous Materials Transportation Act, 48 U.S.C. ss. 1801, et seq.

                    Federal Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq.

                    Federal Safe Drinking Water Act, 42 U.S.C. ss. 300f, et seq.

                  "Hazardous Substances" means any toxic or hazardous waste, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and byproducts, substances defined or listed as "hazardous substance," "toxic substance," "toxic pollutant" or similarly identified substance or mixture, in or pursuant to any Environmental Law.

Section 4.29. Survival of Representations and Warranties.
--------------------------------------------------------

         All representations and warranties of Borrower herein shall survive the Loan Closing and the delivery of the Debentures, and any investigation at any time made by or on behalf of the Lenders shall not diminish the Lenders' right to rely on Borrower's representations and warranties as herein set forth.

Section 4.30. Full Disclosure.
-----------------------------

         Neither the representations, warranties, schedules, financial statements referenced in Section 4.06, nor any business plan, offering memorandum, certificate, document or written statement to be delivered or caused to be delivered by Borrower or any of its agents or representatives to the Lenders in connection with this Agreement, contains, as of the date thereon, any untrue statement of a material fact or omits or will omit to state any material fact necessary to keep the statements contained herein or therein from being misleading in any material respect.

                  ARTICLE V - AFFIRMATIVE COVENANTS OF BORROWER
                  ---------------------------------------------

         So long as any part of the  Debentures  remains  unpaid or has not been redeemed or converted hereunder, and until such payment, redemption or conversion in full, unless the Lenders shall otherwise consent in writing, Borrower agrees that:

Section 5.01. Financial Statements, Reports and Documents.
---------------------------------------------------------

         (a) Borrower shall accurately and fairly maintain its books of account in accordance with GAAP, retain Hein + Associates LLP, or other such firm of independent certified public accountants, requested by Borrower and approved by the Lenders, to make annual audits of its accounts in accordance with generally accepted auditing standards.

         (b) Borrower shall provide the following reports and information to each Lender:

                  (i) As soon as available, and in any event within thirty (30) days after the close of each month, Borrower's monthly financial statements.

                  (ii) As soon as available,  and in any event within forty-five
(45) days after the close of each fiscal quarter, Borrower's quarterly reports.

                  (iii) As soon as  available,  and in any event  within  ninety
(90) days after the close of each fiscal year, Borrower's annual reports.

                  (iv) Each fiscal quarter, concurrent with the periodic report required above, a certificate executed by the Chief Financial Officer or Chief Executive Officer of Borrower, (A) stating that a review of the activities of Borrower during such fiscal period has been made under his supervision and that Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and is not in default under any of the Loan Documents or, if any such default shall have occurred, specifying the nature and status thereof, and (B) stating that Borrower and the Subsidiaries are in compliance as of the end of such fiscal quarter with the agreed minimum financial ratios and standards set forth in Schedule 7.01 to this Agreement.

                  (v) Promptly (but in any event within ten (10) business days) upon becoming aware of the existence of any condition or event which constitutes a Default or which, with notice or the passage of time or both would become a Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

                  (vi) Promptly (but in any event within ten (10) business days) upon the receipt thereof by Borrower or the Board of Directors of Borrower (the "Board of Directors"), copies of all reports, all management letters and other detailed information submitted to Borrower or the Board of Directors by independent accountants in connection with each annual or interim audit or review of the accounts or affairs of Borrower made by such accountants.

                  (vii) Promptly (but in any event within ten (10) business days), such other information relating to the finances, budgets, properties, business and affairs of Borrower and each Subsidiary, as the Lenders or the Agent may reasonably request from time to time.

                  (viii) Promptly upon its becoming available, one copy of each financial statement, report, press release, notice or proxy statement sent by Borrower to stockholders generally, and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or the SEC or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which Borrower is a party.

Section 5.02. Preparation of Budgets.
------------------------------------

         (a) Prior to the beginning of Borrower's fiscal year Borrower agrees to prepare and submit to the Board of Directors and furnish to each Lender a copy of, an annual plan for such year which shall include, without limitation, plans for expansion, if any, plans for incurrences of Indebtedness and projections regarding other sources of funds, quarterly projected capital and operating expense budgets, cash flow statements, profit and loss statements and balance sheet projections, itemized in such detail as the Board of Directors may request.

         (b) Borrower shall furnish to the Lenders monthly financial reports, including budgets (as currently used by management in the conduct of business) within thirty (30) days of the end of each month.

         (c) Borrower agrees that it will review its operations with Agent. Such operations reviews will be in such depth and detail as Agent shall reasonably request and will be held as reasonably necessary, generally once a fiscal quarter.

Section 5.03. Payment of Taxes and Other Indebtedness.
-----------------------------------------------------

         Borrower shall,  and shall cause its Subsidiaries to, pay and discharge
(i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, (ii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, will give rise to a Lien upon any of its property, other than a Permitted Lien, and (iii) all of its other Indebtedness in accordance with their respective terms, except as prohibited hereunder; provided, however, that Borrower and its Subsidiaries, if any, shall not be required to pay any such tax, assessment, charge, levy or other claim if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and reserves therefor have been established in accordance with GAAP.

Section 5.04. Maintenance of Existence and Rights; Conduct of Business.
----------------------------------------------------------------------

         Subject to Section 6.13, Borrower shall, and shall cause its operating Subsidiaries to, preserve and maintain their respective corporate existence and all of their respective material rights and privileges necessary in the normal conduct of their respective businesses, and to conduct their respective businesses in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations and orders of any Governmental Authority. Borrower shall keep its principal place of business within the United States.

Section 5.05. SEC Filings.
-------------------------

         If Borrower has a class of securities which become registered pursuant to Section 12 of the 1934 Act, Borrower shall duly file, when due, all reports and proxy statements required of a company whose securities are registered for public trading under and pursuant to the 1934 Act and any rules and regulations issued thereunder, and to preserve and maintain its registration thereunder.

Section 5.06. Notice.
--------------------

         Borrower shall promptly notify the Lenders of (i) any Material Adverse Change, (ii) any default under any Senior Obligations, other Indebtedness having an aggregate principal amount in excess of $25,000, material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any Indebtedness having an aggregate principal amount in excess of $25,000, if any, (iii) any material adverse claim against or affecting Borrower or its Subsidiaries, if any, or any of its properties, and (iv) the commencement of, and any determination in, any material litigation with any third party or any proceeding before any Governmental Authority.

Section 5.07. Compliance with Loan Documents.
--------------------------------------------

         Borrower shall, and shall cause each of its Subsidiaries to, promptly comply with any and all covenants and provisions of the Loan Documents.

Section 5.08. Compliance with Material Agreements.
-------------------------------------------------

         Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all material agreements, indentures, mortgages or documents binding on it or affecting its properties or business.

Section 5.09. Operations and Properties.
---------------------------------------

         Borrower shall, and shall cause each of its Subsidiaries to, act prudently and in accordance with customary industry standards in managing or operating its assets, properties, business and investments. Borrower shall, and shall cause each of its Subsidiaries to, keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

Section 5.10. Books and Records; Access.
---------------------------------------

         Borrower shall, and shall cause each of its Subsidiaries to, maintain complete and accurate books and records of its transactions in accordance with good accounting practices. Borrower shall give each duly authorized representative of the Lenders access during all normal business hours, upon reasonable notice, to, and shall permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and its Subsidiaries and relating to its affairs, and to inspect any of the properties of Borrower and its Subsidiaries; provided that the Lender agrees that any such inspection will be performed so as not to interfere with Borrower's normal business operations. Borrower shall make a copy of this Agreement, along with any waivers, consents, modifications or amendments, available for review at its principal office by the Lenders or the Lenders' representatives.

Section 5.11. Compliance with Law.
---------------------------------

         Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations, ordinances and all orders and decrees of any Governmental Authority applicable to it or any of its properties, businesses, or operations.

Section 5.12. Insurance.
-----------------------

         Borrower shall, and shall cause each of its Subsidiaries to, maintain such worker's compensation insurance, liability insurance and insurance on its properties, assets and business, now owned or hereafter acquired, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in similar businesses.

Section 5.13. Authorizations and Approvals.
------------------------------------------

         Borrower shall, and shall cause each of its Subsidiaries to, promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

Section 5.14. ERISA Compliance.
------------------------------

         Borrower shall (i) at all times, make prompt payment of all contributions required under all Plans, if any, and shall meet the minimum funding standards set forth in ERISA with respect to its Plans subject to ERISA, if any, (ii) notify the Lenders immediately of any fact in connection with any of its Plans, which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by the Lenders, as to the reason therefor and the action, if any, proposed to be taken with respect thereto, and (iii) furnish to the Lenders, upon their request, such additional information concerning any of its Plans as may be reasonably requested.

Section 5.15. Further Assurances.
--------------------------------

         Borrower shall, and shall cause each of its Subsidiaries to, make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and additional agreements, undertakings, transfers, assignments, or other assurances, and take any and all such other action, as the Lenders may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents, or the obligations of Borrower or its Subsidiaries, if any, thereunder, which the Lenders may request from time to time.

Section 5.16. Indemnity by Borrower.
-----------------------------------

         Borrower shall indemnify, save, and hold harmless the Lenders and their directors, officers, lenders, attorneys, and employees (singularly or collectively, the "Indemnitee") from and against (i) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee if the claim, demand, action or cause of action directly or indirectly relates to this Agreement and the other Loan Documents, the Loan or the relationship of Borrower and the Lenders under this Agreement or any transaction contemplated pursuant to this Agreement, (ii) any administrative or investigative proceeding by any Governmental Authority directly or indirectly related to a claim, demand, action or cause of action described in clause (i) above, and (iii) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees and disbursements) that any Indemnitee suffers or incurs as a result of any of the foregoing; provided, however, that Borrower shall have no obligation under this Section 5.16 to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders or their assignees or the breach by any Lender or their assignees of this Agreement or any other Loan Document or other document executed in connection with any of the aforesaid, the breach by the Lenders or their assignees of any intercreditor or participation agreement or commitment with other parties, the violation or alleged violation of any law, rule or regulation by the Lenders or their assignees, or from the transfer or disposition by the Lenders of any Debenture or the Common Stock issued upon conversion of the Debenture. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right or ability to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. In the event that such Indemnitee's failure to properly notify Borrower materially prejudices Borrower's right or ability to participate in the contest of such claim, demand, action, or cause of action, then said Indemnitee shall have no right to receive, and Borrower shall have no obligation to pay, any indemnification amounts hereunder. Borrower may elect to defend any such claim, demand, action or cause of action (at its own expense) asserted against said Indemnitee and, if requested by Borrower in writing and so long as no Default or Event of Default shall have occurred and be continuing, such Indemnitee (at Borrower's expense) shall in good faith contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment to or on behalf of an Indemnitee hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's written concurrence thereto. In the event that said Indemnitee fails to obtain Borrower's prior written consent to any such settlement or compromise, said Indemnitee shall have no right to receive and Borrower shall have no obligation to pay any indemnification amounts hereunder. Each Indemnitee may employ counsel, which counsel shall be reasonably acceptable to Borrower, in enforcing its rights hereunder and in defending against any claim, demand, action, or cause of action covered by this Section 5.16; provided, however, that each Indemnitee shall endeavor in connection with any matter covered by this Section 5.16 which also involves any other Indemnitee, use reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees, including by allowing Borrower to select one lawyer for all parties, such selection to be subject to the approval of such parties, which approval shall not be unreasonably withheld. Any obligation or liability of Borrower to any Indemnitee under this Section 5.16 shall survive the expiration or termination of this Agreement and the repayment of the Debentures.

Section 5.17. Reservation of Shares.
-----------------------------------

         Borrower shall at all times reserve and keep available sufficient authorized and unissued shares of Common Stock to effect the conversion of the Debentures.

Section 5.18. Incentive Compensation Plan and Senior Management.
---------------------------------------------------------------

         Within twelve (12) months from the date of this Agreement:

         (a) Borrower shall have adopted an incentive compensation plan for senior management indexed to specific profitability objectives and acceptable to the Lenders; and

         (b) Borrower shall have employed a Chief Financial Officer acceptable to the Lenders.

Section 5.19. Retention of Stock Ownership.
------------------------------------------

         (a) Borrower shall not offer, sell or otherwise dispose of any shares of Common Stock or securities exercisable or convertible into shares of Common Stock for a period of twelve (12) months following the Loan Closing, without the written approval of the Lenders, other than (i) Common Stock issued upon the conversion of any of the Debentures; (ii) Common Stock issued upon exercise of any outstanding warrants, options or convertible debt instruments; (iii) Common Stock issued by Borrower in a registered public offering; and (iv) up to 500,000 shares of Common Stock issuable upon exercise of options or warrants to be granted to employees under its employee stock option and stock compensation plans.

         (b) Douglas M. Mitchell and Richard Petritz will execute and deliver Lock-Up Agreements at the Loan Closing which shall provide that for a period of one (1) year from the date of issue of the Debentures or, if earlier, the period the Debentures remain outstanding, they will not offer, sell or otherwise dispose of the shares of Common Stock beneficially owned or controlled by them (including subsequently acquired shares or securities exercisable or convertible into shares), except for intra-family transfers or estate planning purposes, without the consent of the Lenders. Thereafter, each such person shall only sell such securities pursuant to Rule 144, except for intra-family transfer or estate planning purposes, until the Debentures have been paid in full.

                   ARTICLE VI - NEGATIVE COVENANTS OF BORROWER
                   -------------------------------------------

         So long as any part of the Debentures has not been redeemed or converted hereunder, and until such redemption or conversion in full, unless the Lenders shall otherwise consent in writing, Borrower agrees that:

Section 6.01. Limitation on Indebtedness.
----------------------------------------

         At Loan Closing, Borrower and its Subsidiaries shall not have any outstanding Indebtedness, except Indebtedness arising under this Agreement, the Debentures, the Guaranties, Permitted Indebtedness or as set forth in Schedule
6.01. Borrower and its Subsidiaries will not incur or guarantee any Indebtedness senior to or pari passu with the Debentures, without the consent of the Lenders, except for bank debt and asset-based loans for Borrower's operations and acquisitions.

Section 6.02. Limitation on Liens.
---------------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, create, cause, incur, permit, suffer to exist any Lien upon any of its properties or assets, other than Permitted Liens.

Section 6.03. Limitation on Investments.
---------------------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, make or have outstanding any Investments in any Person, except for Borrower's or any Subsidiary's acquisition or ownership of stock of or other equity interests in Subsidiaries (including Persons that will be Subsidiaries after giving effect to such Investments), loans and other transactions between Borrower and any Subsidiaries, short term bank deposits, money market investments, investment-grade commercial paper, government securities and such other "cash equivalent" investments as the Lenders may from time to time approve, and customer obligations and receivables arising out of sales or leases made or the rendering of services in the ordinary course of business.

Section 6.04. Alteration of Material Agreements.
-----------------------------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, consent to or permit any alteration, amendment, modification, release, waiver or termination of any material agreement to which it is party, other than in the ordinary course of business.

Section 6.05. Transactions with Affiliates.
------------------------------------------

         Except as disclosed in Schedule 6.05, Borrower shall not, and shall not permit its Subsidiaries to, enter into any transaction not in the ordinary course of business with, or pay any management fees to, any Affiliate, except for intercompany transactions, without the consent of the Lenders, unless the terms thereof (i) are no less favorable to Borrower or such Subsidiary than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not an Affiliate, or (ii) if such transaction involves an amount less than $15,000, are set forth in writing and have been approved by a majority of the members of the Board of Directors having no personal stake in the transaction. Notwithstanding the foregoing, Borrower may grant options to employees or directors if otherwise permitted under this Agreement.

Section 6.06. Limitations on Acquisition of Nonrelated Business.
---------------------------------------------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, engage in any line of business or acquire any new product lines or business or acquire any companies unless such new product line or business of Borrower acquired is primarily involved in, or substantially similar or related to, Borrower's current lines of business.

Section 6.07. Limitation on Sale of Properties.
----------------------------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, (i) sell, assign, convey, exchange, lease or otherwise dispose of any of its properties, rights, assets or business (including the capital stock of its operating Subsidiaries), whether now owned or hereafter acquired, without the consent of the Lenders, except in the ordinary course of business, or (ii) sell, assign or discount any accounts receivable, except in the ordinary course of business (which shall include receivable financing or securitization), in each case without the consent of the Lenders; provided, however, that Borrower may sell its securities to unaffiliated third parties for fair market value and to employees under its existing stock option plan.

Section 6.08. Fiscal Year and Accounting Method.
-----------------------------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, change its fiscal year or method of accounting, except as permitted by GAAP.

Section 6.09. Liquidation.
-------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, (i) dissolve or liquidate (except for dissolution or liquidation of inactive Subsidiaries in the ordinary course of business) or (ii) enter into any other transaction that has a similar effect.

Section 6.10. Material Amendments to Articles of Incorporation or Bylaws.
------------------------------------------------------------------------

         Borrower shall not, and shall not permit its Subsidiaries to, amend its Certificate or Articles of Incorporation (or other charter document) or bylaws in any material respect, without the consent of the Lenders.

Section 6.11. Executive Compensation.
------------------------------------

         (a) Borrower will not increase the salary, bonus, or other compensation programs (whether in cash, securities, or other property, and whether payment is deferred or current) of its five most senior executive officers, unless such compensation increase is approved by a majority of the Board of Directors or a Compensation Committee of the Board of Directors, a majority of whom shall be nonemployee directors.

         (b) Borrower shall not implement any bonus, profit sharing or other incentive plans, until such plans are formally adopted by the majority of the Board of Directors or a Compensation Committee of the Board of Directors, a majority of whom shall be nonemployee directors. Borrower's executive compensation shall be consistent with the general compensation policies adopted by the Compensation Committee of the Board of Directors.

Section 6.12. Restricted Payments.
---------------------------------

         Borrower shall not (i) without the consent of the Lenders, declare or pay any Dividend (other than stock dividends) or make any other cash distribution on (a) any Common Stock, (b) any Preferred Stock, if at the time of such declaration or payment, Borrower is in Default with respect to the Loan,
(ii) purchase, redeem, or otherwise acquire any shares of Common Stock or any shares of Preferred Stock, without the consent of the Lenders, (iii) make any payments of Indebtedness (other than Senior Obligations) which are pari passu or subordinated to the Debentures, if at the time of such payment, Borrower is in Default with respect to the Loan, or (iv) make any prepayments of Indebtedness (other than Senior Obligations) which are pari passu or subordinated to the Debentures, unless the Debentures are prepaid on a pro rata basis, without the consent of the Lenders. Borrower shall not permit its Subsidiaries to enter into any agreements restricting the payment of dividends from the Subsidiaries to Borrower, without the consent of the Lenders.

Section 6.13. Consolidation or Merger.
-------------------------------------

         Borrower shall not consolidate with or merge into any other corporation, unless the surviving corporation after such merger or consolidation will not be in Default and the surviving corporation becomes a party to this Agreement. Subsidiaries shall only consolidate with or merge into Borrower or another Subsidiary; provided, however, that a Subsidiary may merge or consolidate with any other entity as long as such Subsidiary is the surviving corporation of such merger or consolidation, and Borrower is not in Default.

          ARTICLE VII - COVENANTS OF MAINTENANCE OF FINANCIAL STANDARDS
          -------------------------------------------------------------

Section 7.01. Financial Ratios.
------------------------------

         So long as any of the Debentures have not been redeemed or converted hereunder, and until such redemption or conversion has been made in full, or unless the Lenders shall otherwise consent in writing, Borrower, on a consolidated basis, shall be in compliance with the agreed minimum financial ratios and standards provided in Schedule 7.01, as of the end of each fiscal quarter of Borrower and as set forth in its most recent quarterly compliance certificates delivered pursuant to Section 5.01.

                        ARTICLE VIII - EVENTS OF DEFAULT
                        --------------------------------

Section 8.01. Events of Default.
-------------------------------

         An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

         (a) Borrower shall fail to pay when due (or shall state in writing an intention not to pay or its inability to pay) any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder;

         (b) Any representation or warranty made under this Agreement, or any of the other Loan Documents, or in any certificate or statement furnished or made to Agent pursuant hereto or in connection herewith or with the Loans hereunder shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty was made;

         (c) Default shall occur in the performance of any of the covenants or agreements of Borrower or of its Subsidiaries contained herein, or in any of the other Loan Documents and the Company shall remain in default for a period of forty-five (45) days;

         (d) Default shall occur in the payment of any Senior Obligations or in the payment of any other Indebtedness having an aggregate principal amount in excess of $25,000, or nonmonetary default shall occur in respect of any note, loan agreement or credit agreement relating to any Indebtedness having an aggregate principal amount in excess of $25,000, and such default continues for more than the period of grace, if any, specified therein or any Indebtedness having an aggregate principal amount in excess of $25,000, shall become due before its stated maturity by acceleration of the maturity, or any indebtedness having an aggregate principal amount in excess of $25,000, shall become due by its terms and shall not be promptly paid or extended;

         (e) Any of the Loan  Documents  shall  cease  to be  legal,  valid  and binding agreements enforceable against Borrower in accordance with the respective terms, or shall in any way be terminated or become or be declared by any court or by Borrower or any Subsidiary in any legal proceeding to be ineffective or inoperative, or shall in any way whatsoever cease to give or provide the respective rights, titles, interests, remedies, powers or privileges stated therein to be created thereby;

         (f) Borrower or any of its Subsidiaries holding a substantial portion of the total consolidated assets of the Company shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all of such Person's assets, (ii) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing;

         (g) An involuntary petition or complaint shall be filed against Borrower or any of its Subsidiaries seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its subsidiary or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets;

         (h) Any final judgment(s) for the payment of money in excess of the sum of $50,000 in the aggregate shall be rendered against Borrower or any Subsidiary and such judgment or judgments shall not be satisfied or discharged prior to the date on which any of its assets could be lawfully sold to satisfy such judgment; or

         (i) Borrower shall fail to issue and deliver shares of Common Stock as provided herein upon conversion of the Debentures.

Section 8.02. Remedies Upon Event of Default.
--------------------------------------------

         (a) If an Event of Default shall have occurred and be continuing, then the Lenders may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as the Lenders in their sole discretion may deem necessary or appropriate:

                  (i) declare the unpaid Principal Amount (after application of any payments or installments received by the Lenders) of, and all interest then accrued but unpaid on, the Debentures and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Debentures to the contrary notwithstanding;

                  (ii)     reduce any claim to judgment; and

                  (iii) without notice of default or demand, pursue and enforce any of the Lenders' rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced.

         (b) In the event of a violation by Borrower of the negative covenants set forth in Article VI, the Lenders may, in their sole discretion, (i) waive compliance with the covenants, provided Borrower is in compliance with Section
7.01 hereof; or (ii) require Borrower to redeem the Debentures at the higher of market value or the unpaid principal amount of the Debentures, together with an amount equal to an eighteen percent (18%) annual yield on the principal amount through the Redemption Date, whichever is greater.

Section 8.03. Performance by the Lenders.
----------------------------------------

         Should Borrower or any Subsidiary fail to perform any covenant, duty or agreement contained herein or in any of the other Loan Documents, any Lender or Agent may perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of any Lender or Agent, promptly pay any amount reasonably expended by any Lender or Agent in such performance or attempted performance to any Lender or Agent at its principal office, together with interest thereon, at the interest rate specified in the Debenture, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that any Lender or Agent assumes no liability or responsibility for the performance of any duties of Borrower or any Subsidiary hereunder or under any of the other Loan Documents.

Section 8.04. Payment of Expenses Incurred by the Lenders.
---------------------------------------------------------

         Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any, provided herein, Borrower agrees to pay and shall pay all costs and expenses (including attorneys' fees and expenses) incurred by any Lender or Agent in connection with the preservation and enforcement of the Lenders' rights under this Agreement, the Debentures or any other Loan Document.

                        ARTICLE IX - REGISTRATION RIGHTS

Section 9.01.  "Piggy-Back" Registration.
----------------------------------------

         If Borrower proposes to register any of its capital stock under the 1933 Act in connection with the public offering of such securities for its own account or for the account of its security holders, other than Holders of Registrable Securities pursuant hereto (a "Piggy-Back Registration Statement"), except for (i) a registration relating solely to the sale of securities to participants in Borrower's stock plans or employee benefit plans or (ii) a registration relating solely to an transaction for which Form S-4 may be used, then:

         (a) Borrower shall give written notice of such determination to each Holder of Registrable Securities, and each such Holder shall have the right to request, by written notice given to Borrower within fifteen (15) days of the date that such written notice was mailed by Borrower to such Holder, that a specific number of Registrable Securities held by such Holder be included in the Piggy-Back Registration Statement (and related underwritten offering, if any);

         (b) If the Piggy-Back Registration Statement relates to an underwritten offering, the notice given to each Holder shall specify the name or names of the managing underwriter or underwriters for such offering. In addition, such notice shall also specify the number of securities to be registered for the account of Borrower and for the account of its shareholders (other than the Holders of Registrable Securities), if any;

         (c) If the Piggy-Back Registration Statement relates to an underwritten offering, each Holder of Registrable Securities to be included therein must agree (i) to sell such Holder's Registrable Securities on the same basis as provided in the underwriting arrangement approved by Borrower, and (ii) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC or by any state securities regulatory body;

         (d) If the managing underwriter or underwriters for the underwritten offering under the Piggy-Back Registration Statement determines that inclusion of all or any portion of the Registrable Securities in such offering would materially adversely affect the ability of the underwriters for such offering to sell all of the securities requested to be included for sale in such offering at the best price obtainable therefor, the aggregate number of Registrable Securities that may be sold by the Holders shall be limited to such number of Registrable Securities, if any, that the managing underwriter or underwriters determine may be included therein without such adverse effect as provided below. If the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering, there shall be included in the offering, first, up to the maximum number of securities to be sold by Borrower for its own account and for the account of other stockholders (other than Holders of Registrable Securities), as they may agree among themselves, and second, as to the balance, if any, Registrable Securities requested to be included therein by the Holders thereof (pro rata as between such Holders based upon the number of Registrable Securities initially proposed to be registered by each), or in such other proportions as the managing underwriter or underwriters for the offering may require; provided, however, that in the event that the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering pursuant to the terms and conditions set forth above and the Piggy-Back Registration Statement is a result of public offering by Borrower of its securities for its own account, there shall be included in the offering, first, up to the maximum number of securities to be sold by Borrower for its own account and second, as to the balance, if any, securities to be sold for the account of Borrower's stockholders (both the Holders of Registrable Securities requested and such other stockholders of Borrower requested to be included therein) on a pro rata basis; provided, that the Holders shall be permitted to sell an aggregate of not less than fifteen percent (15%) of the securities to be offered in the Borrower's initial public offering to satisfy the underwriters' over-allotment option;

         (e) Holders of Registrable Securities shall have the right to withdraw their Registrable Securities from the Piggy-Back Registration Statement, but if the same relates to an underwritten offering, they may only do so during the time period and on the terms agreed upon among the underwriters for such underwritten offering and the Holders of Registrable Securities;

         (f) The exercise of the registration rights of the Holders with respect to any specific underwritten offering shall be subject to a ninety (90)-day delay at the request of the managing underwriter; and

         (g) All demand and piggy-back registration rights of the Holders shall terminate when all of the Registrable Securities Then Outstanding may be sold pursuant to Rule 144(k).

Section 9.02.  Shelf Registration.
---------------------------------

         Borrower shall file a "shelf" registration statement under the 1933 Act (the "Shelf Registration") covering all of the Registrable Securities within 180 days of the date of issue of the Debentures, and Borrower shall use its best efforts to cause the Shelf Registration to be declared effective and to keep the Shelf Registration continuously effective until all of the Registrable Securities registered therein cease to be Registrable Securities. The securities shall cease to be Registrable Securities (a) when the Shelf Registration shall have become effective under the 1933 Act and such securities shall have been disposed of pursuant to the Shelf Registration, or (b) such securities shall have been sold as permitted by Rule 144 under the 1933 Act or the date on which the Registrable Securities may be sold pursuant to Rule 144(k), whichever is the first to occur. The holders of the Debentures shall utilize Rule 144 in their sole discretion to the extent it meets their distribution requirements. Borrower agrees, if necessary, to supplement or amend the Shelf Registration, as required by the registration form utilized by Borrower or by the instructions applicable to such registration form or by the 1933 Act, and Borrower agrees to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used.

Section 9.03.  Obligations of Borrower.
--------------------------------------

         Whenever required to effect the registration of any Registrable Securities pursuant to this Agreement, Borrower shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective until the sooner of all such Registrable Securities having been distributed, or until one hundred twenty (120) days have elapsed since such registration statement became effective (subject to extension of this period as provided below);

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement, or one hundred twenty (120) days have elapsed since such registration statement became effective (subject to the extension of this period as provided below);

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

         (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that Borrower shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form reasonably satisfactory to Borrower and the Holders of a majority of the Registrable Securities to be included in such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

         (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

         (g) In the event of the notification provided for in Section 9.03(f) above, Borrower shall use its best efforts to prepare and file with the SEC (and to provide copies thereof to the Holders) as soon as reasonably possible an amended prospectus complying with the 1933 Act, and the period during which the prospectus referred to in the notice provided for in Section 9.03(f) above cannot be used and the time period prior to the use of the amended prospectus referred to in this Section 9.03(g) shall not be counted in the one hundred twenty (120)-day period of this Section 9.03.

Section 9.04.  Furnish Information.
----------------------------------

         (a) It shall be a condition precedent to the obligations of Borrower to take any action pursuant to this Article IX that the selling Holders shall furnish to Borrower any and all information reasonably requested by Borrower, its officers, directors, employees, counsel, agents or representatives, the underwriter or underwriters, if any, and the SEC or any other Governmental Authority, including, but not limited to: (i) such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registrable Securities; and (ii) the identity of and compensation to be paid to any proposed underwriter or broker-dealer to be employed in connection therewith.

         (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the 1933 Act, Borrower shall give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, at such Holders' sole cost and expense (except as otherwise set forth herein), such access to copies of Borrower's records and documents and such opportunities to discuss the business of Borrower with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of such

Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

Section 9.05.  Expenses of Registration.
---------------------------------------

         All expenses, other than underwriting discounts and commissions applicable to the Registrable Securities sold by selling Holders, incurred in connection with the registration of the Registrable Securities pursuant to this Article, including, without limitation, all registration, filing and qualification fees, printer's expenses, and accounting and legal fees and expenses of Borrower and the selling Holders, shall be borne by Borrower.

Section 9.06.  Indemnification Regarding Registration Rights.
------------------------------------------------------------

         If any Registrable Securities are included in a registration statement under this Article:

         (a) To the extent permitted by law, Borrower will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action to which they may become subject under the 1933 Act, the 1934 Act or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact with respect to Borrower or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein; (ii) the omission or alleged omission to state therein a material fact with respect to Borrower or its securities required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by Borrower of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this Section 9.06(a) shall not apply and Borrower shall not be liable (i) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person, or (ii) for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of Borrower, which consent shall not be unreasonably withheld.

         (b) To the extent permitted by law, each Holder who participates in a registration pursuant to the terms and conditions of this Agreement shall indemnify and hold harmless Borrower, each of its directors and officers who have signed the registration statement, each Person, if any, who controls Borrower within the meaning of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law, each of Borrower's employees, agents, counsel and representatives, any underwriter and any other Holder selling securities in such registration statement, or any of its directors or officers, or any person who controls such Holder, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which Borrower or any such director, officer, controlling person, employee, agent, representative, underwriter, or other such Holder, or director, officer or controlling person thereof, may become subject, under the 1933 Act, the 1934 Act or other federal or state law, only insofar as such losses, claims, damages, costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such. Each such Holder will indemnify any legal or other expenses reasonably incurred by Borrower or any such director, officer, employee, agent representative, controlling person, underwriter or other Holder, or officer, director or of any controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9.06(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

         (c) Promptly after receipt by an  indemnified  party under this Section
9.06 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.06, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 9.06, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is materially prejudiced in its ability to defend such action solely as a result of the failure to give such notice.

         (d) If the indemnification provided for in this Section 9.06 is unavailable to an indemnified party under this Section in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of Borrower, on the one hand and of the Holder, on the other, in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of Borrower, on the one hand, and of the Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by Borrower or by the Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Borrower, on the one hand, and the Holders, on the other, agree that it would not be just and equitable if contribution pursuant to this Section
9.06 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this
Section 9.06, neither Borrower nor the Holders shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public exceeds the amount of any damages which Borrower or each such Holder has otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

Section 9.07.  Reports Under the 1934 Act.
-----------------------------------------

         If Borrower has a class of securities registered pursuant to Section 12 of the 1934 Act, with a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Borrower to the public without registration or pursuant to a registration on Form S-3, if applicable, Borrower agrees to use its reasonable efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

         (b) File with the SEC in a timely manner all reports and other documents required of Borrower under the 1933 Act and the 1934 Act;

         (c) Use its best efforts to include all Common Stock covered by such registration statement on NASDAQ if the Common Stock is then quoted on NASDAQ; or list all Common Stock covered by such registration statement on such securities exchange on which any of the Common Stock is then listed; or, if the Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its reasonable efforts within eighteen (18) months from the date of this Agreement to have such Common Stock covered by such registration statement quoted on NASDAQ or, at the option of Borrower, listed on a national securities exchange; and

         (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, (i) forthwith upon request a copy of the most recent annual or quarterly report of Borrower and such other SEC reports and documents so filed by Borrower, and (ii) such other information (but not any opinion of counsel) as may be reasonably requested by any Holder seeking to avail himself of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

Section 9.08.  Assignment of Registration Rights.
------------------------------------------------

          Subject to the terms and conditions of this Agreement, and the Debentures, the right to cause Borrower to register Registrable Securities pursuant to this Agreement may be assigned by Holder to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least ten percent (10%) of the Registrable Securities and provided that Borrower is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act; it being the intention that so long as Holder holds any Registrable Securities hereunder, either Holder or its transferee or assignee of at least ten percent may exercise the demand right to registration and piggy-back registration rights hereunder. Other than as set forth above, the parties hereto hereby agree that the registration rights hereunder shall not be transferable or assigned and any contemplated transfer or assignment in contravention of this Agreement shall be deemed null and void and of no effect whatsoever.

Section 9.09.  Other Matters.
----------------------------

         (a) Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, with respect to each offering of the Registrable Securities, whether each Holder is offering such Registrable Securities in an underwritten or nonunderwritten offering, such Holder will comply with Regulation M or such other or additional anti-manipulation rules then in effect until such offering has been completed, and in respect of any nonunderwritten offering, in writing will inform Borrower, any other Holders who are selling shareholders, and any national securities exchange upon which the securities of Borrower are listed, that the Registrable Securities have been sold and will, upon Borrower's request, furnish the distribution list of the Registrable Securities. In addition, upon the request of Borrower, each Holder will supply Borrower with such documents and information as Borrower may reasonably request with respect to the subject matter set forth and described in this Section 9.09.

         (b) Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Borrower of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, such Holder will forthwith discontinue disposition of
Registrable   Securities   under  the  prospectus   related  to  the  applicable
registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by Borrower that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

                         ARTICLE X - BOARD OF DIRECTORS
                         ------------------------------

Section 10.01. Board of Directors Representation or Attendance by Observer.
--------------------------------------------------------------------------

         (a) Borrower herewith agrees that Agent shall have the right from time to time to designate a nominee to serve as a member of the Board of Directors. In the event of a monetary Default under Section 8.01 hereof, the Agent shall have the right to designate one (1) additional nominee to serve as a member of the Board of Directors. Borrower will nominate and use its best efforts to secure the election of such designee(s) as director(s) of Borrower. During such time as Agent has not exercised such rights, the Agent shall have the right to designate an observer, who shall be entitled to attend and participate (but not vote) in all meetings of the Board of Directors and to receive all notices, information, correspondence and communications sent by Borrower to members of the Board of Directors. All costs and expenses incurred in connection therewith by any such designated director(s) or observer, or by Agent on behalf of such director(s) or observer, shall be reimbursed by Borrower.

         (b) Any such director or observer shall, if requested to do so, absent himself or herself from the meeting in the event of, and so long as, the Board of Directors are considering and acting on matters pertaining to any rights or obligations of Borrower or the Lender under this Agreement, the Debentures, the other Loan Documents.

Section  10.02.  Limitation  of  Authority of Persons  Designated  as a Director
--------------------------------------------------------------------------------
Nominee.
--------

         It is provided and agreed that the actions and advice of any person while serving pursuant to Section 10.01 as a director or an observer at meetings of the Board of Directors shall be construed to be the actions and advice of that person alone and not be construed as actions of the Lender as to any notice of requirements or rights of Lender under this Agreement, the Debentures, or the other Loan Documents nor as actions of the Lender to approve modifications, consents, amendments or waivers thereof; and all such actions or notices shall be deemed actions or notices of the Lender only when duly provided in writing and given in accordance with the provisions of this Agreement.

Section 10.03. Nonliability of the Lenders.
------------------------------------------

         The relationship between Borrower and the Lenders is, and shall at all times remain, solely that of borrower and lender. The Lenders neither undertake nor assume any responsibility or duty to Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's business, operations, or condition, financial or otherwise. Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by the Lenders, or any representative or agent of the Lenders, in connection with any such matter is for the protection of the Lenders, and neither Borrower nor any third party is entitled to rely thereon.

                 ARTICLE XI - AGENCY AND INTER-LENDER PROVISIONS
                 -----------------------------------------------

Section 11.01. The Lenders' Representations and Warranties to Other Lenders.
----------------------------------------------------------------------------

         Each Lender represents and warrants to the other Lenders and the Agent:

         (a) It is legal for it to make its portion of the Loan, and the making of such portion of the Loan complies with laws applicable to it;

         (b) It has made, without reliance upon any other Lenders, its own independent review (including any desired investigations and inspections) of, and it accepts and approves, the Loan, this Agreement and the associated documents and all other matters and information which it deems pertinent. It acknowledges that the Loan Documents are a complete statement of all understandings and respective rights and obligations between and among the Lenders, Subsidiaries and Borrowers regarding the Loan;

         (c) None of the Lenders have made any express or implied representation or warranty to any other Lender with respect to this transaction;

         (d) It will, independently and without reliance upon any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and will make such investigation as it deems necessary to inform itself as to the Loan, the Loan Documents, Borrower and any collateral; provided, however, nothing contained in this Section shall limit Agent's obligation to provide the other Lenders with the information and documents Agent is expressly required to deliver under this Agreement;

         (e) The relationship of each Lender is, and shall at all times remain, solely that of each Lender of its respective Loan. The Lenders are not partners or joint venturers in connection with the Loan; and

         (f) The Loan Documents executed by the Lenders are valid and binding obligations of the Lenders.

Section 11.02. Waiver of Loan Provisions or Interest or Principal Payments.
---------------------------------------------------------------------------

         A waiver of an interest or principal payment, a declaration of a Default or any amendment, modification or waiver of this Agreement or the Debentures will require the consent of the Lenders.

Section 11.03. Agency.
----------------------

         (a) Each of the Lenders hereby designates and appoints Renaissance Group as its Agent under this Agreement and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonable incidental thereto. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower. The Agent may perform any of its duties under this Agreement, or under the other Loan Documents, by or through its agents or employees.

         (b) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, in the other Loan Documents. Except as expressly provided herein, the duties of the Agent shall be mechanical and administrative in nature. The Agent shall have and may use its sole discretion with respect to exercising or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement, the other Loan Documents. The Agent shall not have by reason of this Agreement a fiduciary relationship with respect to the Lenders. Nothing in this Agreement or any of the other Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement, any of the other Loan Documents except as expressly set forth herein or therein. If the Agent seeks the consent or approval of the Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to the Lenders. The Agent may employ agents, co-agents and attorneys-in-fact and shall not be responsible to the Lenders or Borrower, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         (c) Neither the Agent nor any of its officers, directors, employees or agents shall be liable to the Lenders for any action taken or omitted by it or any of them under this Agreement, any of the other Loan Documents, or in connection herewith or therewith, except that no Person shall be relieved of any liability imposed by law, intentional tort or gross negligence. The Agent shall not be not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or for the execution, effectiveness, genuineness, validity, enforceability, collectability, or sufficiency of this Agreement, any of the other Loan Documents or any of the transactions contemplated thereby, or for the financial condition of any of Borrowers. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, any of the other Loan Documents or the financial condition of Borrower, or the existence or possible existence of any Default or Event of Default. Agent shall give the Lenders notice of any Default or Event of Default of which Agent has actual notice. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan until it shall have received such instructions from the Lenders. Without limiting the foregoing, the Lenders shall not have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, any of the other Loan Documents in accordance with the instructions of the Lenders.

         (d) The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement, any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

         (e) To the extent that the Agent is not reimbursed and indemnified by Borrower, the Lenders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any action taken or omitted by the Agent under this Agreement, any of the other Loan Documents. The obligations of the Lenders under this indemnification provision shall survive the payment in full of the Loans and the termination of this Agreement.

                           ARTICLE XII - MISCELLANEOUS
                           ---------------------------

Section 12.01. Strict Compliance.
---------------------------------

         Any waiver by the Lenders of any breach or any term or condition of this Agreement, the other Loan Documents shall not be deemed a waiver of any other breach, nor shall any failure to enforce any provision of this Agreement, the other Loan Documents operate as a waiver of such provision or of any other provision, nor constitute nor be deemed a waiver or release of Borrower for anything arising out of, connected with or based upon this Agreement or the other Loan Documents.

Section 12.02. Waivers and Modifications.
-----------------------------------------

         All modifications, consents, amendments or waivers (herein "Waivers") of any provision of this Agreement, the Debentures or any other Loan Documents, and any consent to departure therefrom, shall be effective only if the same shall be in writing by the Lenders holding a majority of the principal amount of the Debentures and then shall be effective only in the specific instance and for the purpose for which given. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. No failure to exercise, and no delay in exercising, on the part of Agent or any Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise any other right. The rights of any Lender hereunder under the other Loan Documents shall be in addition to all other rights provided by law.

Section 12.03. Limitation on Liability.
---------------------------------------

         The duties, warranties, covenants and promises arising from the Loan Documents of each Lender to Borrower shall be several and not joint, and Borrower shall have no legal or equitable cause of action against any Lender (or its successors or assigns) for any liability of any other Lender (or its successors or assigns).

Section 12.04. Choice of Forum; Consent to Service of Process and Jurisdiction.
-------------------------------------------------------------------------------

         Any suit, action or proceeding against Borrower with respect to this Agreement or the Debentures or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States federal courts located in the State of Texas, as each Lender in its sole discretion may elect, and Borrower hereby submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Texas may be brought upon, and Borrower hereby irrevocably appoints, the CT Corporation System, Dallas, Texas, as its true and lawful attorney-in-fact in the name, place and stead of Borrower to accept such service of any and all such writs, process and summonses. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Debenture brought in such courts, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

Section 12.05. Arbitration.
---------------------------

         (a) Upon the demand of the Lenders or Borrower (collectively the "parties"), made before the institution of any judicial proceeding or not more than sixty (60) days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this arbitration clause. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement, any document evidencing, creating, governing, or securing any indebtedness guaranteed pursuant to the terms hereof, or any related agreements, documents, or instruments (the "Documents"). The parties understand that by this Agreement they have decided that the Disputes may be submitted to arbitration rather that being decided through litigation in court before a judge or jury and that once decided by an arbitrator the claims involved cannot later be brought, filed, or pursued in court. If Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay) not later than three (3) days after the due date, any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder, the Lenders may, at their option, enforce their rights outside the arbitration provision found in this Section 12.05 or any Debenture.

         (b) Arbitrations conducted pursuant to this Agreement, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration Rules of the Administrator. Arbitrations conducted pursuant to the terms hereof shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code), and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Texas. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. 91 or similar governing state law. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorneys' fees, incurred by the opposing party in compelling arbitration of any Dispute.

         (c) No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any party to (i) foreclose against any real or personal property collateral or other security, (ii) exercise self-help remedies (including repossession and set off rights) or (iii) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other exercise of rights under this Section shall be a Dispute hereunder.

         (d) Arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law of the State of Texas. Arbitrator(s) may make an award of attorneys' fees and expenses if permitted by law or the agreement of the parties. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than five (5) years practice in commercial law in the State of Texas. With respect to a Dispute in which the claims or amounts in controversy do not exceed five hundred thousand dollars ($500,000), a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed five hundred thousand dollars ($500,000), including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than five hundred thousand dollars ($500,000). A Dispute involving claims or amounts in controversy exceeding five hundred thousand dollars ($500,000) shall be decided by a majority vote of a panel of three arbitrators ("Arbitration Panel"), one of whom must possess the qualifications to sit as a single arbitrator in a Dispute decided by one arbitrator. If the arbitration is consolidated with one conducted pursuant to the terms of a guaranty of the Indebtedness, then the Arbitration Panel shall be one which meets the criteria set forth between the Lenders and Borrower. Arbitrator(s) may, in the exercise of their discretion, at the written request of a party, (i) consolidate in a single proceeding any multiple party claims that are substantially identical and all claims arising out of a single loan or series of loans, including claims by or against borrower(s), guarantors, sureties and/or owners of collateral if different from Borrower, and (ii) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this Agreement or any Dispute or any claim that all or any part (including this provision) is void or voidable but shall have no power to change or alter the terms of this Agreement. The award of the arbitrator(s) shall be in writing and shall specify the factual and legal basis for the award.

         (e) To the maximum extent practicable, the Administrator, the arbitrator(s) and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within one hundred eighty (180) days of the filing of the Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any party's failure to proceed within the times established herein. Arbitration proceedings hereunder shall be conducted in Texas at a location determined by the Administrator. In any such proceeding a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Loan Documents which does not require the presence of a third party which could not be joined as a party in the proceeding, The provisions of this arbitration clause shall survive any termination, amendment, or expiration of the Loan Documents and repayment in full of sums owed to the Lenders by Borrower unless the parties otherwise expressly agree in writing. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.

Section 12.06. Invalid Provisions.
----------------------------------

         If any provision of any Loan Document is held to be illegal, invalid or unenforceable under present or future laws during the term of this Agreement, such provision shall be fully severable; such Loan Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Loan Document; and the remaining provisions of such Loan Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Loan Document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision shall be added as part of such Loan Document a provision mutually agreeable to Borrower and the Lenders as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. In the event Borrower and the Lenders are unable to agree upon a provision to be added to the Loan Document within a period of ten (10) business days after a provision of the Loan Document is held to be illegal, invalid or unenforceable, then a provision acceptable to independent arbitrators, such to be selected in accordance with the provisions of the American Arbitration Association, as similar in terms to the illegal, invalid or unenforceable provision as is possible and be legal, valid and enforceable shall be added automatically to such Loan Document. In either case, the effective date of the added provision shall be the date upon which the prior provision was held to be illegal, invalid or unenforceable.

Section 12.07. Maximum Interest Rate.
-------------------------------------

         (a) Regardless of any provision contained in any of the Loan Documents, the Lenders shall never be entitled to receive, collect or apply as interest on the Debentures any amount in excess of interest calculated at the Maximum Rate, and, in the event that any Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and the Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debentures; provided that, if the Debentures are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, the Lenders shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debentures and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

         (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debentures under the laws which are presently in effect of the United States of America and the laws of any other jurisdiction which are or may be applicable to the holders of the Debentures and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the laws of any other jurisdiction which are or may be applicable to the holder of the Debentures and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

Section 12.08. Participations and Assignments of the Debentures.
----------------------------------------------------------------

         (a) The Lenders and the Agent shall have the right to enter into a participation agreement with any other party or its Affiliates with respect to the Debentures, or to sell all or any part of the Debentures, but any participation or sale shall not affect the rights and duties of any such Lender or the Agent hereunder vis-a-vis Borrower. In the event that all or any portion of the Loan shall be, at any time, assigned, transferred or conveyed to other parties, any action, consent or waiver (except for compromise or extension of maturity), to be given or taken by any Lender or the Agent hereunder (herein "Action"), shall be such action as taken by the holders of a majority in amount of the Principal Amount of the Debentures then outstanding, as such holders are recorded on the books of Borrower and represented by the Agent as described in subsection (b) below.

         (b) Assignment or sale of the Debentures shall be effective on the books of Borrower only upon (i) endorsement of the Debenture, or part thereof, to the proposed new holder, along with a current notation of the amount of payments or installments received and net Principal Amount yet unfunded or unpaid, and presentment of such Debenture to Borrower for issue of a replacement Debenture, or Debentures, in the name of the new holder; and (ii) delivery of an opinion of counsel, reasonably satisfactory to Borrower, that transfer shall not require registration or qualification under applicable state or federal securities laws.

         (c) The Debentures may be sold, transferred or assigned only to Affiliates of the Lenders or permitted transferees in multiples of $50,000.

Section 12.09. Confidentiality.
-------------------------------

         (a) All financial reports or information that are furnished to the Lenders or Holders, or their respective director designees or other representatives, pursuant to this Agreement or pursuant to the Debentures, the other Loan Documents shall be treated as confidential unless and to the extent that such information has been otherwise disclosed by Borrower, but nothing herein contained shall limit or impair the Lenders' or Holders' right to disclose such reports to any appropriate Governmental Authority, or to use such information to the extent pertinent to an evaluation of the Obligation, or to enforce compliance with the terms and conditions of this Agreement, or to take any lawful action which the Lenders or Holders deem necessary to protect their respective interests under this Agreement.

         (b) The Lenders and the Agent shall use their reasonable efforts to protect and preserve the confidentiality of such information, except for such disclosure as shall be required for compliance by the Lenders or their respective director designees with SEC reporting requirements or any administrative or judicial proceeding or otherwise as a matter of law. The provisions of Section 5.01 notwithstanding, Borrower may refuse to provide information as required pursuant thereto to an assignee or successor in interest to the Lenders, unless and until such assignee or successor shall have executed an agreement to maintain the confidentiality of the information as provided herein.

Section 12.10. Binding Effect.
------------------------------

         The Loan Documents shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of the Lenders, assign any rights, powers, duties or obligations thereunder.

Section 12.11. No Third Party Beneficiary.
------------------------------------------

         The parties do not intend the benefits of this Agreement to inure to any third party, nor shall this Agreement be construed to make or render the Lenders liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or for debts or claims accruing to any such persons against Borrower. Notwithstanding anything contained herein, in the Debentures, or in any other Loan Document, no conduct by any or all of the parties hereto, before or after signing this Agreement or any other Loan Document, shall be construed as creating any right, claim or cause of action against the Lenders, or any of their respective officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

Section 12.12. Entirety.
------------------------

         This Agreement and the Debentures, the other Loan Documents, and any other documents or instruments issued or entered into pursuant hereto and thereto contain the entire agreement between the parties and supersede all prior agreements and understandings, written or oral (if any), relating to the subject matter hereof and thereof.

Section 12.13. Headings.
------------------------

         Section headings are for convenience of reference only and, except as a means of identification of reference, shall in no way affect the interpretation of this Agreement.

Section 12.14. Survival.
------------------------

         All representations and warranties made by Borrower herein shall survive delivery of the Debentures and the making of the Loans.

Section 12.15. Multiple Counterparts.
-------------------------------------

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 12.16. Knowledge of Borrower.
-------------------------------------

         As used herein or in any of the other Loan Documents, all references "to Borrower's best knowledge" or "to the knowledge of Borrower" or words or phrases of similar import (whether or not modified by any additional phrase) shall in each case mean the knowledge of Borrower, the Subsidiaries or their respective executive officers, directors and principal shareholders.

Section 12.17. Notices.
-----------------------

         (a) Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or
(ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

         (b) Any notice to be mailed, sent or personally delivered shall be mailed or delivered to the principal offices of the party to whom such notice is addressed, as that address is specified herein below. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed, postage prepaid, or sent by overnight service or personally delivered or, if transmitted by telex or facsimile transmission, on the day that such notice is transmitted; provided, however, that any notice by telex or facsimile transmission, received by any Borrower or the Lenders after 4:00 p.m., Standard Time, at the recipient's address, on any day, shall be deemed to have been given on the next succeeding business day. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties.

         If to Borrower to:

         Simtek Corporation
         1465 Kelly Johnson Blvd., Suite 301
         Colorado Springs, CO 80920
         Attn.:  Douglas M. Mitchell
                    President and Chief Executive Officer
         719/531-9444
         719/531-9481 (fax)

         with a copy to:

         Garth B. Jensen, Esq.
         Holme, Roberts & Owen LLP
         1700 Lincoln Street, Suite 4100
         Denver, Colorado  80203-4541
         303/861-7000
         303/866-0200 (fax)

         If to the Lenders to:

         Renaissance Capital Growth & Income Fund III, Inc.
         Renaissance US Growth & Income Trust PLC
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         214/891-8294
         214/891-8291 (fax)

         with a copy to:

         Norman R. Miller, Esq.
         Wolin, Ridley & Miller LLP
         1717 Main Street, Suite 3100
         Dallas, Texas 75201
         214/939-4906
         214/939-4949 (fax)

         If to Agent to:

         Renaissance Capital Group, Inc.
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         214/891-8294
         214/891-8291 (fax)

         with a copy to:

         Norman R. Miller, Esq.
         Wolin, Ridley & Miller LLP
         1717 Main Street, Suite 3100
         Dallas, Texas 75201
         214/939-4906
         214/939-4949 (fax)

         Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided here will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth (4th) business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.

Section 12.18. Governing Law.
-----------------------------

         THIS LOAN AGREEMENT HAS BEEN PREPARED, IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS LOAN AGREEMENT.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered, as of the date and year first above written.

                                       BORROWER:

                                       SIMTEK CORPORATION


                                       By:
                                          --------------------------------------
                                          Douglas M. Mitchell, President and
                                          Chief Executive Officer


                                       LENDERS:

                                       RENAISSANCE US GROWTH & INCOME TRUST, PLC

                                       By:      Renaissance Capital Group, Inc.,
                                                Investment Manager


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                       RENAISSANCE CAPITAL GROWTH & INCOME FUND
                                       III, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       AGENT:

                                       RENAISSANCE CAPITAL GROUP, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                     SCHEDULES TO CONVERTIBLE LOAN AGREEMENT


Schedule 2.08              Schedule of Brokers/Finders

Schedule 4.03              Schedule of Conflicts or Consents

Schedule 4.05              Schedule of Permitted Liens

Schedule 4.06              Schedule of Any Material Adverse Change

Schedule 4.08              Schedule of Material Agreements

Schedule 4.09              Schedule of Litigation

Schedule 4.10              Schedule of Unpaid Taxes

Schedule 4.11              Schedule of Capitalization

Schedule 4.13              Schedule of Employee Matters

Schedule 4.14              Schedule of Employee Benefit Plans

Schedule 4.15              Schedule of Compliance with Laws Matters

Schedule 4.16              Schedule of  Licenses and Permits

Schedule 4.17              Schedule of  Contracts

Schedule 4.19 Schedule of Agreements between Borrower and any of its officers, directors, and principal shareholders, including employment agreements

Schedule 4.20              Schedule of Subsidiaries

Schedule 4.21              Schedule of Casualties

Schedule 4.25              Schedule of Insurance

Schedule 4.27              Schedule of Real Property

Schedule 4.28              Schedule of Environmental Matters

Schedule 6.01              Schedule of Limitation on Indebtedness

Schedule 6.05              Schedule of Transactions with Affiliates

Schedule 7.01              Schedule of Financial Ratios

                                                                   Schedule 7.01

                                Financial Ratios


1. DEBT TO NET WORTH RATIO. Borrower agrees to maintain a Debt to Net Worth Ratio of no greater than 3:1.

2. INTEREST EARNED RATIO. Borrower agrees to maintain an Interest Coverage Ratio of at least 2:1.

3. CURRENT RATIO. Borrower agrees to maintain a Current Ratio of at least 1:1.